0605 - 100975 - Ferguson - 4/2/07

CIRCLE TERRACE ASSOCIATES
LIMITED PARTNERSHIP
HUD PROJECT NO.: 052-44056-LDP
CDA PROJECT NO.: 28.04.0010

AUDITED FINANCIAL STATEMENTS AND
SUPPLEMENTAL INFORMATION

YEAR ENDED DECEMBER 31, 2006

PWC

Circle Terrace Associates Limited Partnership
HUD Project No.: 052-44056-LDP
CDA Project No.: 28.04.0010

Table of Contents

Circle Terrace Associates Limited Partnership

HUD Project No.: 052-44056-LDP
CDA Project No.: 28.04.0010
December 31, 2006

Mortgagor's Certification

I hereby certify that I have examined the accompanying financial statements and supplemental data of Circle Terrace Associates Limited Partnership and, to the best of my knowledge and belief, the same are complete and accurate.

Officer

Peter Siegel, Vice President Date
Landex of Maryland, Incorporated for Cooperative Associates Limited Partnership as General Partner of Circle Terrace Associates Limited Partnership

Partnership Employer
Identification Number:
05-0461953

Telephone Number: (410) 234-0111

Circle Terrace Associates Limited Partnership
HUD Project No.: 052-44056-LDP
CDA Project No.: 28.04.0010
December 31, 2006

Managing Agent's Certification

I hereby certify that I have examined the accompanying financial statements and supplemental data of Circle Terrace Associates Limited Partnership and, to the best of my knowledge and belief, the same are complete and accurate.

Managing Agent

Rental Housing Management Partnership

A. Scott Jones, President/COO
Landex Management Corporation

Art Reyes
Portfolio Supervisor

Managing Agent Taxpayer Identification Number:
13-3580730

REITBERGER, POLLEKOFF & KOZAK, P.C.
Certified Public Accountants

Independent Auditors' Report

To the Partners
Circle Terrace Associates Limited Partnership

We have audited the accompanying balance sheet of **Circle Terrace Associates Limited Partnership,** as of December 31, 2006, and the related statements of profit and loss, partners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of **Circle Terrace Associates Limited Partnership** as of December 31, 2006, and the results of its operations, changes in partners' equity, and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued reports dated March 16, 2007 on our consideration of **Circle Terrace Associates Limited Partnership's** internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts, grant agreements, and other matters. The purpose of those reports is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. In accordance with Government Auditing Standards, we have also issued an opinion dated March 16, 2007, on **Circle Terrace Associates Limited Partnership's** compliance with certain provisions of laws, regulations, contracts and grant agreements, and other matters that could have a direct and material effect on a major HUD-assisted program. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be considered in assessing the results of our audit.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information included in this report shown on pages 18 through 23 is presented for the purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Reitberger, Pollekoff + Kozak, P.C.

Vienna, Virginia
March 16, 2007
Lead Auditor: David J. Ardoin

EIN: 54-1639552

1950 Old Gallows Road • Suite 440 • Vienna, Virginia 22182
Telephone: 703-506-9700 • Fax: 703-506-9707

December 31, 2006

Assets

Current assets	
1120 Cash - operations	$ 63,400
1125 Cash - entity	87,301
1130 Tenant accounts receivable	60,803
1135 Accounts receivable - HUD	60,153
1200 Miscellaneous prepaid expenses	70,763
Total current assets	342,420
Deposits held in trust - funded	
1191 Tenant security deposits	54,253
Restricted deposits and funded reserves	
1310 Escrow deposits	123,203
1320 Reserve for replacements	1,006,871
1330 Other reserves	119,126
Total restricted deposits and funded reserves	1,249,200
Rental property	
1410 Land	1,104,269
1420 Buildings	15,292,167
1440 Building equipment - portable	31,654
1460 Furnishings	8,378
1490 Miscellaneous fixed assets	86,167
Total	16,522,635
1495 Less accumulated depreciation	(8,068,354)
Total rental property	8,454,281
Other assets	
1520 Loan costs, net of accumulated amortization of $211,227	95,693
Total assets	$ 10,195,847

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Circle Terrace Associates Limited Partnership
HUD Project No.: 052-44056-LDP
CDA Project No.: 28.04.0010

Balance Sheet-Continued

December 31, 2006

Liabilities and Partners' Equity

Current liabilities		
2110 Accounts payable - operations	$	92,364
2123 Accrued management fee payable		33,329
2131 Accrued interest payable - first mortgage		14,454
2132 Accrued interest payable - second mortgage		11,234
2134 Accrued interest payable - other loans/notes		5,973
2150 Accured property taxes		49,838
2170 Mortgage payable - first mortgage, current maturities		173,368
2172 Mortgage payable - second mortgage, current maturities		291,468
2174 Mortgage payable - third mortgage, current maturities		66,157
2190 Miscellaneous current liabilities		17,426
2210 Prepaid revenue		53,294
Total current liabilities		808,905
Deposits liability		
2191 Tenant deposits held in trust (contra)		51,599
Long-term liabilities		
2133 Accrued interest payable - note payable - surplus cash		257,030
2311 Note payable - surplus cash		550,000
2320 Mortgage payable - first mortgage, net of current maturities		2,304,407
2322 Mortgage payable - second mortgage, net of current maturities		1,393,244
2324 Mortgage payable - third mortgage, net of current maturities		1,526,554
Total long-term liabilities		6,031,235
3130 Partners' equity		3,304,108
Total liabilities and partners' equity	$	10,195,847

Statement of Profit and Loss

U.S. Department of Housing and Urban Development
Office of Housing
Federal Housing Commissioner

OMB Approval 2502-0052 (Exp. 9/30/98)

Public Reporting Burden for this collection of information is estimated to average 1.0 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the Reports Management Officer, Paperwork Reduction Project (2502-0052), Office of Information Technology, U.S. Department of Housing and Urban Development, Washington, D.C. 20410-3600. This agency may not collect this information, and you are not required to complete this form, unless it displays a currently valid OMB control number.

Do not send this form to the above address.

For Month/Period Beginning:	Ending:	Project Number:	Project Name:
January 1, 2006	December 31, 2006	Circle Terrace Associates Limited Partnership	52-44056-LDP

Part I	Description of Account	Acct. No.	Amount*	
Rental Income 5100	Rent Revenue - Gross Potential	5120	$ 525,602	
	Tenant Assistance Payments	5121	$ 2,325,938	
	Garage and Parking Spaces	5170		
	Flexible Subsidy Income	5180		
	Miscellaneous rent revenue	5190	$	
	Special Claims Revenue	5193		
	Lease Revenue (Nursing Home or Section 232 - B&C or AL)	5195		
	Total Rent Revenue Potential at 100% Occupancy			$ 2,851,540
Vacancies 5200	Apartments	5220	(71,673)	
	Stores and Commercial	5340		
	Rental Concessions	5350	(15,906)	
	Garage and Parking Spaces	5270	( )	
	Miscellaneous	5290		
	Total Vacancies			(87,579)
	Net Rental Revenue Rent Revenue Less Vacancies			$ 2,763,961
5300 Revenue	**Nursing Homes/Assisted Living/Board & Care/Other Elderly Care/Coop/ and Other Revenue**	5331		$ -
Financial Revenue 5900	Financial Revenue - Project Operations	5410	$ 937	
	Revenue from investments - Residual Receipts	5430		
	Revenue from investments - Reserve for Replacement	5440	$ 8,134	
	Revenue from investments - Miscellaneous	5490		
	Total Financial Revenue			$ 9,071
Other Revenue 5900	Laundry and Vending	5910	$ 3,081	
	Tenant Charges	5920	$ 10,877	
	Damages and cleaning fees	5930	$ 3,533	
	Interest reduction payments revenue	5945		
	Miscellaneous revenue	5990	$ 357	
	Total Other Revenue			$ 17,848
	Total Revenue			$ 2,790,880
Administrative Expenses 6200/6300	Conversions and meetings	6203	$ 5,124	
	Management consultants	6204	$ 6,349	
	Advertising	6210	$ 6,379	
	Other Renting Expense	6250	$ 2,975	
	Office Salaries	6310	$ 110,150	
	Office Expenses	6311	$ 41,895	
	Office or Model Apartment Rent	6312		
	Management fees	6320	$ 130,169	
	Manager or Superintendent Salaries	6330		
	Administrative Rent Free Unit	6331	$ 7,953	
	Legal Expenses (Project)	6340	$ 21,455	
	Auditing Expenses (Project)	6350	$ 10,500	
	Bookkeeping Fees/Accounting Services	6351	$ 43,713	
	Bad Debts	6370	$ 94,907	
	Miscellaneous	6390	$ 120,979	
	Total Administrative Expenses			$ 602,548
Utilities Expense 6400	Fuel Oil/Coal	6420	$	
	Electricity (Light and Misc. Power)	6450	$ 49,601	
	Water	6451	$ 36,333	
	Gas	6452	$ 219,746	
	Sewer	6453	$ 76,516	
	Total Utilities Expense			$ 382,196

*All amounts must be rounded to the nearest dollar; $.50 and over, round up—$.49 and below, round down.

form HUD-92410 (7/91)
ref Handbook 4370.2

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Operating and Maintenance Expenses 6500	Payroll	6510	$ 195,240	
	Supplies	6515	$ 40,524	
	Contracts	6520	$ 239,395	
	Operating and Maintenance Rent Free Unit	6521		
	Garbage and Trash Removal	6525	$ 46,109	
	Security Payroll/Contract	6530	$ 65,406	
	Security Rent Free Unit	6531		
	Heating/Cooling Repairs and Maintenance	6546	$ 3,880	
	Snow Removal	6548	$ 1,130	
	Vehicle and Maintenance Equipment Operation and Repairs	6570	$ 1,816	
	Miscellaneous Operating and Maintenance Expenses	6590	$ 3,422	
			$	
			$	
			$	
			$	
			$	
			$	
	Total Operating & Maintenance Expenses			$ 596,922
Taxes and Insurance 6700	Real Estate Taxes	6710	$ 143,829	
	Payroll Taxes	6711	$ 25,922	
	Property and Liability Insurance (Hazard)	6720	$ 117,481	
	Fidelity Bond Insurance	6721		
	Workmen's Compensation	6722	$ 8,532	
	Health Insurance and Other Employee Benefits	6723	$ 14,798	
	Miscellaneous Taxes, Licenses, Permits and Insurance	6790	$ 23,381	
	Total Taxes and Insurance			$ 333,943
Financial Expenses 6800			$	
	Interest on Mortgage Payable	6820	$ 396,486	
	Interest on Notes Payable (Long-Term)	6830	$ 22,000	
	Interest on Notes Payable (Short-Term)	6840		
	Mortgage Insurance Premium/Service Charge	6850	$ 27,237	
	Miscellaneous Financial Expenses	6890		
	Total Financial Expenses			$ 445,723
6900 Expenses	Nursing Homes/Assisted living/Board & Care/Other Elderly Care	6990		$
Operating Results	**Total Cost of Operations Before Depreciation**			$ 2,361,332
	Profit (Loss) before Depreciation			$ 429,548
	Depreciation Expense	6600		$ 573,228
	Amortization Expense	6610		$ 14,004
	Operating Profit or (Loss)			$ (157,684)
Corporate or Mortgagor Entity Expenses 7100	Officer Salaries	7110	$	
	Legal Expense (Entity)	7120	$	
	Taxes (Federal-State-Entity)	7130-32	$	
	Other Expenses (Entity)	7190	$	
	Total Corporate Expenses			$ -
	Net Profit or (Loss)			$ (157,684)

Warning: HUD will prosecute false claims and statements. *Conviction may result in criminal and or civil penalties.* (18 U.S.C. 1001, 1010, 1012; 31 U.S.C. 3729, 3802)
Miscellaneous or other Income and Expense Sub-account Groups. If miscellaneous or other income and/or expense subaccounts (5190,5290,5490,5990,6390, 6590,6729,6890 and 7190) exceed the Account Groupings by 10% or more, attach a separate schedule describing or explaining the miscellaneous income or expenses.

Part II

1. Total first mortgage (or bond) principal payments required during the audit year [12 monthly payments]. This applies to all direct loans, amortizing HUD-helds, and fully insured first mortgages.	$ 161,680
2. Total of 12 monthly deposits in the audit year into the Replacement Reserve account, as required by the Regulatory Agreement even if payments may be temporarily suspended or reduced.	$ 84,540
3. Replacement Reserves, or Residual Receipts and Releases which are included as expense items on the Profit and Loss statement.	$ 84,546
4. Project Improvement Reserve releases under the Flexible Subsidy Program that are included as expense items on this Profit and Loss Statement.	$

*All amounts must be rounded to the nearest dollar; $.50 and over, round up–$.49 and below, round down.

form HUD-92410 (7/91)
ref Handbook 4370.2

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Circle Terrace Associates Limited Partnership
HUD Project No.: 052-44056-LDP
CDA Project No.: 28.04.0010

Statement of Partners' Equity

Year Ended December 31, 2006		
Partners' equity, December 31, 2005	$	3,461,792
Net loss		(157,684)
Partners' equity, December 31, 2006	$	3,304,108

	GP 1%	LP 99%	TOTAL
BALANCE @ 12/31/05	986	3,460,806	3,461,792
NET LOSS	(1577)	(156,107)	(157,6[illegible])
BALANCE @ 12/31/06	(591)	3,304,699	3,304,108

SEE ATTACHED 2005 BREAKOUT

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Circle Terrace Associates Limited Partnership
HUD Project No.: 052-44056-LDP
CDA Project No.: 28.04.0010

Statement of Cash Flows

Year Ended December 31, 2006

Cash flows from operating activities		
Rental receipts	$	2,759,334
Interest receipts		9,071
Other operating receipts		17,848
Administrative expenses paid		(366,814)
Management fees paid		(126,375)
Utilities paid		(382,196)
Salaries and wages paid		(305,390)
Operating and maintenance paid		(336,696)
Real estate taxes paid		(113,695)
Property insurance paid		(136,105)
Miscellaneous taxes and insurance paid		(72,633)
Net tenant security deposits received		2,009
Interest paid on mortgages		(399,459)
Mortgage insurance premiums paid		(26,129)
Net cash provided by operating activities		522,769
Cash flows from investing activities		
Net deposits to the mortgage escrow account		(45,511)
Net deposits to reserve for replacements		(8,128)
Net deposits to other reserves		(24,990)
Net cash used in investing activities		(78,629)
Cash flows from financing activities		
Curtailments of mortgage payable - first mortgage		(161,680)
Curtailments of mortgage payable - second mortgage		(269,306)
Curtailments of other loans/notes payable		(63,252)
Net cash used in financing activities		(494,238)
Net decrease in cash and cash equivalents		(50,098)
Cash and cash equivalents, beginning of year		200,798
Cash and cash equivalents, end of year	$	150,700

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Statement of Cash Flows (Continued)

Year Ended December 31, 2006	
Cash flows from operating activities	
Net loss	$ (157,684)
Adjustments to reconcile net loss to net cash provided by operating activities	
Depreciation and amortization	587,232
Decrease (increase) in	
Tenant accounts receivable	(8,490)
Accounts receivable-HUD	(19,627)
Tenant deposits	573
Miscellaneous prepaid expenses	(13,722)
Increase (decrease) in	
Accounts payable - operations	64,986
Accrued interest payable-first mortgage	(943)
Miscellaneous current liabilities	(4,585)
Prepaid revenue	23,490
Accrued interest payable - second mortgage	(1,793)
Accrued interest payable - other loans/notes	21,763
Accrued real estate taxes	30,134
Tenant deposits - held in trust (contra)	1,436
Net cash provided by operating activities	$ 522,769

The accompanying Notes to Financial Statements are an integral part of these financial statements.

1. Organization and significant accounting policies

Organization: Circle Terrace Associates Limited Partnership (the Partnership) was organized under the laws of the State of Maryland on March 28, 1990 for the purpose of acquiring and operating a rental housing project under Section 236 of the National Housing Act. The project consists of 303 units located in Lansdowne, Maryland, and is currently operating under the name of Circle Terrace Apartments.

Cash distributions are limited by agreements between the Partnership and the United States Department of Housing and Urban Development (HUD) to an annual amount of $30,340 to the extent of surplus cash as defined by HUD. Undistributed amounts are cumulative and may be distributed in subsequent years if future operations provide surplus cash in excess of current requirements.

Each building of the project has qualified for and been allocated low-income housing credits pursuant to Internal Revenue Code Section 42 (Section 42) which regulates the use of the project as to occupant eligibility and unit gross rent, among other requirements. Each building of the project must meet the provisions of these regulations during each of 15 consecutive years in order to remain qualified to receive the credits. In addition the Partnership has executed an Extended Low-income Housing Agreement/Land Deed Restriction/ Extended Use Commitment which requires the utilization of the project pursuant to Section 42 for a minimum of 30 years, even after the disposition of the project by the Partnership.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash equivalents: Cash equivalents consist of investments in overnight funds, certificates of deposit and bank repurchase agreements with an original maturity of less than ninety days. The Partnership maintains cash balances which may exceed federally insured limits. The Partnership does not believe that this results in any significant credit risk.

1. Organization and significant accounting policies (continued)

Rental property: Rental property is recorded at cost. Depreciation is provided for in amounts sufficient to relate the cost of the buildings to operations over their estimated service lives using the straight-line method over a 27.5-year life. Personal property is depreciated over its estimated service life of five to seven years using accelerated methods. Improvements are capitalized, while expenditures for maintenance and repairs are charged to expense as incurred. Upon disposal of depreciable property, the appropriate property accounts are reduced by the related costs and accumulated depreciation. The resulting gains and losses are reflected in the statement of profit and loss.

Loan costs: Loan costs consist of costs incurred in acquiring loans on the property. These costs are amortized on a straight-line basis over the term of the respective loan.

Provision for doubtful accounts: The Partnership considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required. If amounts become uncollectible, they will be charged to operations upon such determination.

Rental income: Rental income is recognized as rentals become due. Rental payments received in advance are deferred until earned. All leases between the Partnership and tenants of the property are operating leases.

Income Taxes: No provision or benefit for income taxes has been included in these financial statements since taxable income or loss passes through to, and is reportable by, the partners individually.

2. Mortgages payable

First Mortgage: The Partnership is obligated under the terms of a first deed of trust note which is insured by the Federal Housing Administration (FHA) and bears interest at the rate of 7%, less a varying interest subsidy in the current amount of $17,999 per month. Monthly payments of principal and interest in the reduced amount of $10,564 are due through maturity in February 2017. The total interest subsidy of $208,318 is reflected in the accompanying statement of profit and loss as a reduction of interest expense. Principal and accrued interest due at December 31, 2006 are $2,477,775 and $14,454, respectively.

Under agreements with the mortgage lender and FHA, the Partnership is required to make monthly escrow deposits for taxes, insurance and replacement of project assets, and is subject to restrictions as to operating policies, rental charges, operating expenditures and distributions to partners.

2. Mortgages payable (continued)

Second mortgage: The Partnership is obligated under the terms of a mortgage note in the original amount of $4,000,000, which is insured by the Maryland Housing Fund and payable to SunTrust of Richmond, Virginia, Inc. The note bears interest at the rate of 8%. Monthly payments of principal and interest in the amount of $34,645 are due through maturity in December 2011. Principal and accrued interest due at December 31, 2006 are $1,684,712 and $11,234, respectively.

Third mortgage: The Partnership is obligated under the terms of a mortgage note in the original amount of $2,227,330 payable to the Department of Housing and Community Development of the State of Maryland. The note bears interest at 4.5%. Monthly payments of principal and interest of $11,373 are due through July 1, 2023. Principal and accrued interest due at December 31, 2006 are $1,592,711 and $5,973, respectively.

The liability of the Partnership under the terms of the mortgages is limited to the underlying value of the real estate collateral plus deposits held by the lenders.

The scheduled future annual maturities of the mortgages payable over each of the next five years and thereafter are as follows:

Year Ending December 31	Amount
2007	$ 530,993
2008	570,757
2009	613,574
2010	659,683
2011	673,873
Thereafter	2,706,318
Total	$ 5,755,198

3. Note payable

The Partnership is obligated under the terms of an unsecured promissory note payable to Baltimore County, Maryland. Interest is accrued at the rate of 4%. Annual interest payments commenced January 1, 1996. Annual payments of principal were required beginning January 1, 2000 and extend for 30 years through maturity on December 31, 2030. Payments may be made only to the extent of surplus cash as defined by HUD. Principal and accrued interest due at December 31, 2006 are $550,000 and $257,030, respectively.

4. Income tax loss

A reconciliation for the financial statement net loss to the income tax loss of the Partnership for the year ended December 31, 2006 is as follows:

Financial statement net loss	$	(157,684)
Difference in depreciation		4,745
Prepaid rents		23,487
Other		2,526
Tax net loss	$	(126,926)

5. Related party transactions

Working capital advances: The general partner is obligated to make working capital advances to the Partnership as needed, up to an aggregate of $100,000. Such advances are noninterest bearing and can be repaid out of available net cash as defined in the partnership agreement. No such advances were required as of December 31, 2006.

In the event cash flow does not provide sufficient funds to pay the investor limited partner its minimum distribution, such amount is required to be advanced by the general partner and will be considered a project expense loan to be paid from surplus cash after required distributions as defined in the partnership agreement.

Shared project costs: Certain operating costs are shared between the Partnership and other affiliated projects. In addition, payroll costs are shared between these projects, other affiliated projects, and the management company, based upon time spent on each project.

Laundry lease. The Partnership is obligated under the terms of a lease agreement with Moonbeam Equipment and Communications, LLC (Moonbeam), an affiliate of the general partner, which permits Moonbeam to install coin-operated laundry equipment for use by the tenants.

The Partnership retains 45% of the income on the coin-operated equipment as reimbursement of utility and janitorial expenses; the balance is remitted to Moonbeam. During 2006, Moonbeam earned $6,847; of miscellaneous current liabilities in the accompanying balance sheet includes $8,664 due to Moonbeam.

Management fee: The property is managed by an affiliate of the general partner. The management fee is based on a charge of $35.80 per unit per month. Management fees charged to operations during 2006 were $130,169. The management agent is owed $33,329 for fees incurred in a prior year.

6. Housing assistance payment contract agreement

HUD has contracted with the Partnership under the United States Housing Act of 1937 to make housing assistance payments to the Partnership on behalf of qualified tenants. The term of the current contract covering all 303 units expires September 30, 2010.

7. Partners' capital contributions

The Partnership has one general partner, Cooperative Associates Limited Partnership, and two limited partners, SLP, Inc. (the "special limited partner") and Boston Financial Qualified Housing Tax Credits L.P. V, a Limited Partnership (the "investor limited partner"). The general partner has made capital contributions of $13,562. SLP, Inc. is required to make a capital contribution of $10. The investor limited partner has made capital contributions totaling $5,615,234.

8. Commitments and contingencies

The Partnership's low income housing credits are contingent on its ability to maintain compliance with applicable sections of Section 42. Failure to maintain compliance with occupant eligibility and/or unit gross rent, or to correct noncompliance within a specified time period, could result in recapture of previously taken tax credits plus interest. In addition, such potential noncompliance may require an adjustment to the capital contributed by the investor limited partner.

Contract with Baltimore County (payment in lieu of taxes): The Partnership is obligated under the terms of an agreement with Baltimore County, Maryland, beginning in 1992, whereby the Partnership is to pay the County $125 per apartment unit per year (the minimum payment) in lieu of real estate taxes. Under terms of the agreement, the minimum payment increases 10% annually. To the extent there is net cash flow, as defined in the agreement, such amount is to be applied toward additional payment. The amount incurred during 2006 under the terms of this agreement was $143,829.

9. Partnership profits and losses and distributions

All profits and losses are allocated 1% to the general partner and 99% to the investor limited partner.

Cash flow, as defined in the partnership agreement, is to be distributed as follows:

9. Partnership profits and losses and distributions (continued)

1. 99% to the investor limited partner and 1% to the general partner until the investor limited partner has received distributions, in the aggregate, equal to the cumulative priority distribution.

2. To the repayment of any project expense loans.

3. To the general partner until it has received cumulatively an amount equal to the cumulative amount paid to the investor limited partner as defined above.

4. 50% to the general partner and 50% to the investor limited partner.

Gain, if any, from a sale, exchange or other disposition is allocated as follows:

1. To all partners having negative balances in their capital accounts prior to the distribution of any sale or refinancing proceeds, an amount of such gain to increase their negative balance to zero.

2. To each partner until the positive capital account balance is equal to the amount of cash available for distribution as a result of the transaction, as defined in the partnership agreement.

Loss from a sale is allocated as follows:

1. To the partners in proportion to their positive capital account balances. In the event the loss is less than the sum of the positive capital accounts, the loss is to be allocated such that the resulting capital account balance is as near as possible to the amount of cash to be distributed as a result of the transaction.

2. 1% to the general partner and 99% to the investor limited partner.

10. Other reserves

At December 31, 2006, the Partnership held the following reserves:

Repairs reserve	$	119,126

Letters of credit

None

Mortgages payable

See Footnote 2

Note payable (other than mortgages payable)

See Footnote 3

Related party transactions

See Footnote 4

Accounts and notes receivable (other than from regular tenants)

Name of Borrower	Original Date Due	Terms	Original Amount	Balance Due
HUD - subsidy	2006	Demand	$ 60,153	$ 60,153

	Escrow Deposits	Reserve for Replacements
Changes in reserve balances		
Balance, December 31, 2005	$ 77,692	$ 998,743
Additions	399,645	84,540
Withdrawals	(354,134)	(84,546)
Interest earned	-	8,134
Balance, December 31, 2006	$ 123,203	$ 1,006,871

Supporting data required by HUD and CDA (Continued)
December 31, 2006

	Assets			Accumulated Depreciation			Net
	Balance 12/31/2005	Additions	Balance 12/31/2006	Balance 12/31/2005	Current Provision	Balance 12/31/2006	Book Value 12/31/2006
Changes in fixed asset accounts							
Land	$ 1,104,269	$ -	$ 1,104,269	$ -	$ -	$ -	$ 1,104,269
Buildings	15,292,167	-	15,292,167	(7,441,022)	(572,160)	(8,013,182)	7,278,985
Building equipment - portable	31,654	-	31,654	(31,654)	-	(31,654)	-
Furnishings	8,378	-	8,378	(8,378)	-	(8,378)	-
Miscellaneous fixed assets	86,167	-	86,167	(14,072)	(1,068)	(15,140)	71,027
Total	$ 16,522,635	$ -	$ 16,522,635	$ (7,495,126)	$ (573,228)	S (8,068,354)	$ 8,454,281

Identity of interest companies and activities

See Footnote 4

Computation of Surplus Cash, Distributions and Residual Receipts

U.S. Department of Housing and Urban Development
Office of Housing
Federal Housing Commissioner

Project Name	Fiscal Period Ended:	Project Number
Circle Terrace Associates, Limited Partnership	December 31, 2006	052-44056-LDP

Part A - Compute Surplus Cash

Cash		
1. Cash (Accounts 110, 1120, 1191, 1192)	$ 117,653	
2. Tenant subsidy vouchers due for period covered by financial statement	$ 60,153	
3. Other (describe)	$	
(a) Total Cash (Add Lines 1, 2, and 3)		$ 177,806
Current Obligations		
4. Accrued mortgage interest payable	$ 31,661	
5. Delinquent mortgage principal payments	$	
6. Delinquent deposits to reserve for replacements	$	
7. Accounts payable (due within 30 days)	$ 92,364	
8. Loans and notes payable (due within 30 days)	$	
9. Deficient Tax Insurance or MIP Escrow Deposits	$	
10. Accrued expenses (not escrowed)	$ 50,755	
11. Prepaid Rents (Account 2210)	$ 53,294	
12. Tenant security deposits liability (Account 2191)	$ 51,599	
13. Other (describe)		
(b) Less total Current Obligations (Add Lines 4 through 13)		$ 279,673
(c) Surplus Cash (Deficiency) (Line (a) minus Line (b))		$ (101,867)

Part B - Compute Distributions to Owners and Required Deposit to Residual Receipts

1. Surplus Cash		$ (101,867)
Limited Dividend Projects		
2a. Annual Distribution Earned During Fiscal Period Covered by the Statement	$ 30,340	
2b. Distribution Accrued and Unpaid as of the End of the Prior Fiscal Period	$ 665,139	
2c. Distributions Paid During Fiscal Period Covered by Statement	$	
3. Amount to be Carried on Balance Sheet as Distribution Earned but Unpaid (Line 2a plus 2b minus 2c)	$ 695,479	
4. Amount Available for Distribution During Next Fiscal Period		$ -
5. Deposit Due Residual Receipts (Must be deposited with Mortgagee within 60 days after Fiscal Period Ends)		$

Prepared By		Reviewed By	
Loan Technician	Date	Loan Servicer	Date

form HUD-93486 (12-80)

Independent Auditors' Combined Report On Internal Control

To the Partners
Circle Terrace Associates Limited Partnership

We have audited the financial statements of **Circle Terrace Associates Limited Partnership**, HUD Project No.: 052-44056-LDP as of and for the year ended December 31, 2006, and have issued our report thereon, dated March 16, 2007. We have also audited the Partnership's compliance with requirements applicable to major HUD-assisted programs and have issued our report thereon dated March 16, 2007.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America; the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States; and the Consolidated Audit Guide for Audits of HUD Programs (the Guide), issued by the U.S. Department of Housing and Urban Development (HUD), Office of Inspector General. Those standards and the Guide require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement and about whether the Partnership complied with laws and regulations, noncompliance with which would be material to a major HUD-assisted program.

The management of **Circle Terrace Associates Limited Partnership** is responsible for establishing and maintaining effective internal control. In planning and performing our audit, we considered the Partnership's internal control over financial reporting and its internal control over compliance with requirements that would have a direct and material effect on a major HUD-assisted program (internal control) as a basis for designing our auditing procedures for the purpose of expressing our opinions on the financial statements and on compliance, but not for the purpose of expressing an opinion on the effectiveness of the Partnership's internal control. Accordingly, we do not express an opinion on the effectiveness of the Partnership's internal control.

A control deficiency exists when the design or operation of a control does not allow management or employees within a timely period, in the normal course of performing their assigned functions, to prevent or detect misstatements in the financial statements or noncompliance with applicable requirements of laws and regulations that would have a direct and material effect on a HUD-assisted program. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the Partnership's ability to initiate, authorize, record, process, or report financial data reliably in accordance with generally accepted accounting principles or to administer HUD-assisted programs in accordance with applicable laws and regulations such that there is more than a remote likelihood that a misstatement of the Partnership's financial statements or noncompliance that is more than inconsequential will not be prevented or detected by the Partnership's internal control.

A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the financial statements or that material noncompliance with applicable requirements of laws and regulations in relation to a HUD-assisted program will not be prevented or detected by the Partnership's internal control.

Our consideration of internal control was for the limited purpose described in the third paragraph and would not necessarily identify all deficiencies in internal control that might be significant deficiencies or material weaknesses. We did not identify any deficiencies in internal control that we consider to be material weaknesses, as defined above.

This communication is intended solely for the information and use of the audit committee, management, others within the Partnership, and the Department of Housing and Urban Development and is not intended to be and should not be used by anyone other than these specified parties.

Reitberger, Pollekoff + Kozak, P.C.

Vienna, Virginia
March 16, 2007

Independent Auditors' Report on Compliance with Specific Requirements Applicable to Major HUD Programs

To the Partners
Circle Terrace Associates Limited Partnership

We have audited the Partnership's compliance with the specific program requirements governing:

1. Management, Maintenance & Replacement Reserve
2. Federal Financial Reports
3. Application, Eligibility & Recertification of Tenants
4. Security Deposits
5. Mortgage Status
6. Cash Receipts & Disbursements
7. Distributions to Owners
8. Management Functions

that are applicable to each of its major HUD-assisted programs for the year ended December 31, 2006. The management of **Circle Terrace Associates Limited Partnership** is responsible for compliance with those requirements. Our responsibility is to express an opinion on compliance with those requirements based on our audit.

We conducted our audit of compliance in accordance with auditing standards generally accepted in the United States of America; the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States; and the Consolidated Audit Guide for Audits of HUD Programs (the Guide), issued by the U.S. Department of Housing and Urban Development (HUD), Office of Inspector General. Those standards and the Guide require that we plan and perform the audit to obtain reasonable assurance about whether noncompliance with the requirements referred to above that could have a direct and material effect on a major HUD-assisted program occurred. An audit includes examining, on a test basis, evidence about the Partnership's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion. Our audit does not provide a legal determination of the Partnership's compliance with those requirements.

In our opinion, **Circle Terrace Associates Limited Partnership** complied, in all material respects, with the requirements referred to above that are applicable to each of its major HUD-assisted programs for the year ended December 31, 2006.

This report is intended solely for the information and use of the audit committee, management, others within the Partnership, and the Department of Housing and Urban Development and is not intended to be and should not be used by anyone other than these specified parties.

Reitberger, Pollekoff and Kozak, P.C.

Vienna, Virginia
March 16, 2007

Independent Auditors' Report on Compliance over Financial Reporting and Other Matters Based on an Audit of Financial Statements Performed in Accordance with *Government Auditing Standards*

To the Partners
Circle Terrace Associates Limited Partnership

We have audited the financial statements of Circle Terrace Associates Limited Partnership, HUD Project No.: 052-44056-LDP as of and for the year ended December 31, 2006, and have issued our report thereon, dated March 16, 2007.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

Compliance with laws, regulations, contracts, and grant agreements applicable to the Partnership is the responsibility of the Partnership's management. As part of obtaining reasonable assurance about whether the financial statements are free of material misstatement, we performed tests of the Partnership's compliance with certain provisions of laws, regulations, contracts, and grant agreements, noncompliance with which could have a direct and material effect on the determination of financial statement amounts. However, providing an opinion on compliance with those provisions was not an objective of our audit, and accordingly, we do not express such an opinion.

The results of our tests disclosed no instances of noncompliance or other matters that are required to be reported herein under Government Auditing Standards.

This report is intended solely for the information and use of the audit committee, management, others within the Partnership, and the Department of Housing and Urban Development and is not intended to be and should not be used by anyone other than these specified parties.

Rotberger, Polikoff + Kozak, P.C.

Vienna, Virginia
March 16, 2007

Independent Auditors' Report on Compliance with Specific Requirements Applicable to Fair Housing and Non-Discrimination

To the Partners
Circle Terrace Associates Limited Partnership

We have applied procedures to test the Partnership's compliance with the Fair Housing and Non-Discrimination requirements applicable to its HUD-assisted programs for the year ended December 31, 2006.

Our procedures were limited to the applicable compliance requirement described in the Consolidated Audit Guide for Audits of HUD Programs (the Guide), issued by the U.S. Department of Housing and Urban Development (HUD), Office of Inspector General. Our procedures were substantially less in scope than an audit, the objective of which is the expression of an opinion on the Partnership's compliance with the Fair Housing and Non-Discrimination requirements. Accordingly, we do not express such an opinion.

The results of our tests disclosed no instances of noncompliance that are required to be reported herein under the Guide.

This report is intended solely for the information and use of the audit committee, management, others within the Partnership, and the Department of Housing and Urban Development and is not intended to be and should not be used by anyone other than these specified parties.

Reitberger, Pollekoff + Kozak, P.C.

Vienna, Virginia
March 16, 2007

Independent Accountant's Report on Applying Agreed-Upon Procedure

To the Partners
Circle Terrace Associates Limited Partnership

We have performed the procedure described in the second paragraph of this report, which was agreed to by Circle Terrace Associates Limited Partnership and the U.S. Department of Housing and Urban Development, Real Estate Assessment Center (REAC), solely to assist them in determining whether the electronic submission of certain information agrees with the related hard copy documents. **Circle Terrace Associates Limited Partnership** is responsible for the accuracy and completeness of the electronic submission. This agreed-upon procedure engagement was performed in accordance with attestation standards established by the American Institute of Certified Public Accountants and the standards applicable to attestation engagements contained in Government Auditing Standards issued by the Comptroller General of the United States. The sufficiency of the procedure is solely the responsibility of those parties specified in this report. Consequently, we make no representation regarding the sufficiency of the procedure described below either for the purpose for which this report has been requested or for any other purpose.

We compared the electronic submission of the items listed in the "UFRS Rule Information" column with the corresponding printed documents listed in the "Hard Copy Documents" column. The results of the performance of our agreed-upon procedure indicate agreement of electronically submitted information and hard copy documents as shown in the attached chart.

We were engaged to perform an audit of the financial statements of **Circle Terrace Associates Limited Partnership** as of and for the year ended December 31, 2006, and have issued our reports thereon dated March 16, 2007. The information in the "Hard Copy Documents" column was included within the scope, or was a by-product, of that audit. Further, our opinion on the fair presentation of the supplemental financial data templates dated March 16, 2007, was expressed in relation to the basic financial statements of **Circle Terrace Associates Limited Partnership** taken as a whole.

A copy of the financial statement package, which includes our auditors' reports, is available in its entirety from **Circle Terrace Associates Limited Partnership**. We have not performed any additional auditing procedures since the date of the aforementioned audit reports. Further, we take no responsibility for the security of the information transmitted electronically to the U.S. Department of Housing and Urban Development, REAC.

This report is intended solely for the information and use of Circle Terrace Associates Limited Partnership and the U.S. Department of Housing and Urban Development, REAC, and is not intended to be and should not be used by anyone other than these specified parties.

Reznick? Rotberger, Polkhoff & Kozak, P.C.

Vienna, Virginia
March 16, 2007

ATTACHMENT TO INDEPENDENT ACCOUNTANT'S REPORT ON APPLYING AGREED-UPON PROCEDURE

UFRS Rule Information	Hard Copy Document(s)	Findings
Balance Sheet, Revenue and Expense and Cash Flow Data (account numbers 1120 to 7100T and the S1200 series)	Supplemental Schedules with Financial Statement Data	Agrees
Surplus Cash (S1300 Series of accounts)	Computation of Surplus Cash, Distributions and Residual Receipts (Annual)	Agrees
Footnotes (S3100 Series of accounts)	Notes to the Financial Statements	Agrees
Type of Opinion on the Financial Statements and Compliance (account numbers S2100-020, S2300-020)	Auditor's Reports on the Financial Statements and Compliance	Agrees
Type of Opinion on Supplemental Data (account number S2100-100)	Auditor's Report on Supplemental Data	Agrees
Audit Findings Narrative (S2700 Series of accounts)	Schedule of findings and Questioned Costs	Agrees

Answers to these questions should be based upon a review of procedures and/or an actual test of transactions. Answers indicative of an adverse condition which must be described in the audit report unless the mortgagor has written permission from DHCD to deviate from the regular mortgage requirements.

Examination Item	Yes, No Or N/A	Working Paper Reference
1. **Mortgage Status**		
a. Are payments on the mortgage current?		
First lien	Yes	L105
Second lien	Yes	L120
Third lien	Yes	L120
Fourth lien	N/A	N/A
Fifth lien	N/A	N/A
b. Has the mortgagor complied with the terms and conditions of the Regulatory Agreement and/or workout arrangements, as applicable?	Yes	PF
2. **Books and Records**		
a. Are a complete set of books and records maintained in a satisfactory manner?	Yes	GL
b. Does the mortgagor make frequent postings (at least monthly) to the ledger accounts?	Yes	GL
3. **Cash Activities**		
a. Has the borrower made the required deposits to mortgagee escrow accounts as required by the loan documents?	Yes	L105
b. Are security deposits kept separate and apart from all other funds of the project in an insured institution?	Yes	H125
c. Does the mortgagor keep sufficient funds in the security deposit account to equal or exceed the aggregate of all outstanding obligations to the tenants?	Yes	H125
d. Is the project meeting all of its financial obligations as they become due?	Yes	L105

Audit Compliance and Internal Control Questionnaire - Supplemental Data (Continued)
December 31, 2006

Examination Item	Yes, No Or N/A	Working Paper Reference
e. Does the owner or his/her management agent have a fidelity bond in an amount at least equal to the requirements of the Regulatory Agreement which provides coverage for all employees handling assets of the project?	Yes	GL
f. Did cash disbursements exclude payments for items listed below:		
(1) Legal expenses incurred in the sale of partnership interest?	Yes	GL
(2) The fee for the preparation of a partner's, shareholder's or individual's federal, state or local income tax returns?	Yes	GL
(3) Advice to an owner on tax consequences or foreclosure?	Yes	GL
(4) Reimbursement to the owners or affiliates while the mortgagor is in default, or under workout arrangements for prior advances, capital expenditures and/or project acquisition costs?	Yes	GL
(5) Letter of credit fees	Yes	GL
g. Were distributions made to, or on behalf of, the owners limited to those authorized by the Regulatory Agreement?	Yes	5400
Notes:		
(1) *Distribution to nonprofit mortgagor entities or principles may not be permitted by the Regulatory Agreement.*		
(2) *The use of rental proceeds to pay for costs included in the mortgagor's costs certification are unauthorized distributions of project income.*		
h. Was any surplus cash available for payment on cash flow debt per the Deed of Trust and Note remitted timely to DHCD?	N/A	F/S
i. Were residual receipts deposited with the mortgagee within 90 days after the close of the mortgagor's fiscal year?	N/A	N/A
j. If required, were excess rental collections in Section 236 projects remitted to HUD each month?	N/A	N/A
k. Does the mortgagor have a formal collection policy?	Yes	PF
l. Is the collection policy enforced?	Yes	5000

Examination Item	Yes, No Or N/A	Working Paper Reference
m. Do tenant accounts receivable consist exclusively of amounts due from tenants?	Yes	E105
n. Are accounts receivable other than tenants' receivable composed exclusively of amounts due from unrelated persons or firms?	Yes	E105
o. Were payments for services, supplies or materials consistent with amounts normally paid for such services?	Yes	6100's
p. If applicable, were utility allowance payments to residents paid on a monthly basis?	N/A	N/A
4. Management Compensation		
Was compensation to the management agent limited to the amounts prescribed in the Management agreement?	Yes	P205
5. Rents and Occupancy		
a. Is the gross potential income from apartments equal to or less than that approved by HUD or DHCD?	Yes	P105
b. In subsidized projects, are dwelling unit contract rental rates and Fair Market rental rates in Section 236 projects the same as those approved by HUD or DHCD?	N/A	N/A
6. VHDA/HUD Subsidy Payments (Section 8/RAP Developments Only)		
a. Were the amounts requested from DHCD/HUD adequately supported by the accounting records?	Yes	RPK
b. Were subsidy payments received recorded in the proper accounts?	Yes	RPK
7. Ownership interest		
a. Were any changes of stockholders or investors during the current fiscal year approved by DHCD? Provide a schedule of significant changes.	N/A	N/A
b. Were any dividends paid or other distributions made to owners or stockholders, including distributions, purchase or redemption of stock, reflected in the equity statement?	N/A	N/A

GPFAX

From: dardoin [dardoin@rpkcpa.com]
Sent: Monday, April 02, 2007 3:16 PM
To: GPFAX
Cc: 'Peter Siegel'
Subject: RE: 2006 Audited Financial Statements for Circle Terrace Associates, L.P.

CIRCLE TERRACE.pdf (2 MB)

The General Partner received the audit last Friday to send to each investor partner. We will provide you with a signed copy of the audit but normally this is the responsibility of the General Partner.

Thanks,
Dave Ardoin

Dave Ardoin, CPA

Reitberger, Pollekoff & Kozak, P.C.

1950 Old Gallows Road, Suite 440

Vienna, VA 22182

(703) 506-9700 Ext.114

FAX (703) 506-9707

dardoin@rpkcpa.com

-----Original Message-----
From: GPfax [mailto:GPfax@mmafin.com]
Sent: Monday, April 02, 2007 3:03 PM

To:' Dardoin@rpkcpa.com
Subject: 2006 Audited Financial Statements for Circle Terrace Associates, L.P.

Our records indicate that we have not received the FINAL 2006 Audited Financial Statement for Circle Terrace Associates, L.P. .

This information is critical to our investor reporting obligations, please forward the 2006 Final Audited Financial Statement for Circle Terrace Associates, L.P. to MMA Financial via fax 617-346-7745 or email GPFAX@mmafin.com as soon as possible.

If there will be a further delay in sending the Final Audit, please contact the MMA asset manager, Michael Ferguson at 800-823-4123 with an update on when we should expect to receive the Final Audit.

Regards,

Operations Support Team
MMA Financial, LLC
101 Arch Street
Boston, MA 02110
P: 617-488-3508
F: 617-346-7745
Email: GPFax@mmafin.com

(2CCS)

Circle Terrace Associates Limited Partnership

HUD Project No.: 052-44056-LDP
CDA Project No.: 28.04.0010

Statement of Partners' Equity

Year Ended December 31, 2005		
Partners' equity, December 31, 2004	$	3,561,118
Net loss		(99,326)
Partners' equity, December 31, 2005	$	3,461,792

	(1%) GP	(99%) LP	TOTAL
BALANCE @ 12/31/04	$1,979	$3,559,139	$3,561,118
NET LOSS	(993)	(98,333)	(99,326)
	$986	$3,460,806	$3,461,792

The accompanying Notes to Financial Statements are an integral part of these financial statements.

No BARCODE PP
5000 - 1c ON THESE pages - 4/10/07
W/O 2/1/07
JP 4/27/07
5/8/07

HISTORIC NEW CENTER APARTMENTS LIMITED PARTNERSHIP

FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2006

MMA

Bordman & Winnick
CERTIFIED PUBLIC ACCOUNTANTS

Myron H. Bordman, C.P.A.
Robert F. Winnick, C.P.A.
Hedda Panzer, C.P.A.
Roberta Trzos, C.P.A.
Siu-Ying Tsao, C.P.A.

7439 Middlebelt Road, Suite 3
West Bloomfield, Michigan 48322
(248) 851-5350
Facsimile (248) 851-9148

INDEPENDENT AUDITORS' REPORT

To the Partners of
Historic New Center Apartments Limited Partnership

We have audited the accompanying balance sheet of Historic New Center Apartments Limited Partnership (A Limited Partnership) as of December 31, 2006 and the related statements of operations, changes in equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis br our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Historic New Center Apartments Limited Partnership as of December 31, 2006, and its results of operations and cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Property will continue as a going concern. The Property has suffered recurring losses from its operations and has a net capital deficiency that raise substantial doubt about the ability to continue as a going concern. The Property has $200 in cash with payables of $477,777. These factors raise substantial doubt about Historic New Center Apartment's ability to continue as a going concern. The financial statements do not include any adjustments that might be necessary in the event Historic New Center Apartments cannot continue in existence.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

West Bloomfield, MI
March 19, 2007

Bordman & Winnick
Certified Public Accountants
38-2900295

HISTORIC NEW CENTER APARTMENTS LIMITED PARTNERSHIP

FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

CONTENTS

Bordman & Winnick
CERTIFIED PUBLIC ACCOUNTANTS

Myron H. Bordman, C.P.A.
Robert F. Winnick, C.P.A.
Hedda Panzer, C.P.A.
Roberta Trzos, C.P.A.
Siu-Ying Tsao, C.P.A.

7439 Middlebelt Road, Suite 3
West Bloomfield, Michigan 48322
(248) 851-5350
Facsimile (248) 851-9148

INDEPENDENT AUDITORS' REPORT

To the Partners of
Historic New Center Apartments Limited Partnership

We have audited the accompanying balance sheet of Historic New Center Apartments Limited Partnership (A Limited Partnership) as of December 31, 2006 and the related statements of operations, changes in equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit. .

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Historic New Center Apartments Limited Partnership as of December 31, 2006, and its results of operations and cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

West Bloomfield, MI
March 19, 2007

Bordman & Winnick
Certified Public Accountants
38-2900295

HISTORIC NEW CENTER APARTMENTS LP

BALANCE SHEET

As Of December 31, 2006

ASSETS

CURRENT ASSETS		
Cash	$ 200	
Accounts Receivable - Tenants	11,879	
Accounts Receivable - Other	517	
Prepaid Expenses	6,729	
Total Current Assets		$ 19,325
RESTRICTED DEPOSITS AND RESERVES		
Escrows	35,950	
Reserves	103,175	
Total Restricted Deposits and Reserves		139,125
FIXED ASSETS		
Land	96,116	
Buildings	6,618,594	
Furniture & Fixtures	195,456	
Total Fixed Assets	6,910,166	
Less: Accumulated Depreciation	(3,445,977)	
Net Fixed Assets		3,464,189
OTHER ASSETS		
Utility Deposits	4,798	
Deferred Loan Fees (net of amortization)	59,412	
Total Other Assets		64,210
TOTAL ASSETS		$ 3,686,849

See Notes to Financial Statements

HISTORIC NEW CENTER APARTMENTS LP
BALANCE SHEET
As Of December 31, 2006

LIABILITIES AND PARTNERS' EQUITY

CURRENT LIABILITIES		
Accounts Payable	$ 447,777	
Insurance Claim	108,911	
Due to Other Entities	263,546	
Due to Management Company	253,836	
Due to Limited Partners	319,251	
Prepaid Rent	5,413	
Mortgage Payable - Current	35,165	
Total Current Liabilities		1,433,899
DEPOSITS LIABILITY		
Tenant Security Deposits		14,728
LONG TERM LIABILITIES		
Due to General Partner	403,815	
Due to Former Partner	236,976	
Junior Mortgage Payable	1,524,000	
Mortgage Loan Payable	1,173,554	
Total Long Term Liabilities		3,338,345
TOTAL LIABILITIES		4,786,972
PARTNERS' EQUITY (DEFICIT)		(1,100,123)
TOTAL LIABILITIES AND EQUITY (DEFICIT)		$ 3,686,849

See Notes to Financial Statements

HISTORIC NEW CENTER APARTMENTS LP
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006

REVENUE		
Rents	$ 597,257	
Less Vacancies	(484,996)	
		$ 112,261
Other Revenue		6,649
TOTAL REVENUE		118,910
OPERATING EXPENSES		
Administrative	107,138	
Management Fee	39,624	
Utilities	115,786	
Operating & Maintenance	97,602	
Taxes & Insurance	71,006	
TOTAL EXPENSES		431,156
OPERATING INCOME - Before depreciation and amortization and nonoperating income (expense)		(312,246)
DEPRECIATION AND AMORTIZATION		244,166
NONOPERATING INCOME (EXPENSE)		
Interest Income	605	
Interest Expense	(89,847)	
TOTAL NONOPERATING INCOME (EXPENSE)		(89,242)
NET INCOME (LOSS)		$ (645,654)

See Notes to Financial Statements.

HISTORIC NEW CENTER APARTMENTS LP
STATEMENT OF CHANGES IN PARTNERS' EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2006

	Profit and Loss %	Equity (deficit) 1/1/2006	Contributions	Income (Loss)	Equity (Deficit) 12/31/2006
General Partner	1.00	$ 914,080	$ 0	$ (6,457)	$ 907,623
Investor Limited Partner	99.00	(1,368,559)	0	(639,197)	(2,007,756)
Special Limited Partner		10	0	0	10
	100.00	$ (454,469)	$ 0	$ (645,654)	$ (1,100,123)

See Notes To Financial Statements.

HISTORIC NEW CENTER APARTMENTS LP
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2006

Cash Flows from Operating Activities:	
Net Income (Loss)	$ (645,654)
Adjustments to reconcile net income (loss) to net cash from operating activities:	
Depreciation and Amortization	244,166
Increase in assets:	
Accounts Receivable	(6,138)
Escrows and Other Deposits	(6,674)
Prepaids	(1,285)
Increase in liabilities:	
Accounts Payable	168,468
Prepaid Rents	5,401
Accrued liabilities and other	108,911
Tenants' Security Deposits	6,888
Net Cash Provided (Used) in Operating Activities	(125,917)
Cash Flows from Investing Activities:	
Increase in Fixed Assets	0
Cash Flows from Financing Activities:	
Principal Payments on Mortgage Loan	(29,862)
Contributions	0
Due to Other Entities	63,986
Due to General Partner	90,357
Net Cash Provided (Used) in Financing Activities	124,481
Net Increase (Decrease) in Cash and Cash Equivalents	(1,436)
Cash and Cash Equivalents - Beginning of Period	1,636
End of Period	$ 200
Supplemental Information - Cash paid for interest	$ 89,847

See Notes to Financial Statements

HISTORIC NEW CENTER APARTMENTS LIMITED PARTNERSHIP

NOTES TO FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2006

1. **Organization and Summary of Significant Accounting Policies**

Historic New Center Apartments Limited Partnership (the "Partnership") is a Limited Partnership that was formed June 28, 1991 to acquire an interest in three buildings located in Detroit, Michigan and to renovate and operate thereon one hundred four rental apartment units.

The following significant accounting policies have been followed in the preparation of the financial statements:

Fixed Assets – Land, buildings, and other depreciable assets are recorded at cost. Depreciation is calculated using straight-line and accelerated methods over the estimated useful lives ranging from 5 to 40 years. Costs of maintenance and repairs that do not involve substantial betterment are charged to expense when incurred. Upon disposal of depreciable property, the appropriate property accounts are reduced by the related costs and accumulated depreciation. Any resulting gains and losses are reflected in the statement of operations.

Income Taxes – No income tax provision has been recorded in the financial statements since as a partnership, the income or loss is required to be reported by the respective partners on their individual income tax returns.

Cash and Cash Equivalents - For purposes of the statement of cash flows, the Partnership considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Partners' Allocation of Profits and Losses – Profits or losses from operations of the Partnership are allocated annually between the general partner and limited partners in the ratio of 1.0 percent and 99.00 percent, respectively. Gains and losses from sale, exchange, or other disposition of Partnership property shall be allocated between the general partner and limited partners in accordance with the partnership agreement.

Financing Costs – Deferred loan costs consist of fees for obtaining the mortgage loans and will be amortized on the straight line method over the life of the mortgage loans

Use of Estimate – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

HISTORIC NEW CENTER APARTMENTS LIMITED PARTNERSHIP

NOTES TO FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2006

1. Organization and Summary of Significant Accounting Policies (Cont'd)

FAS No. 144- The Partnership has implemented Statement of Financial Accounting Standards No. 144-Accounting for the Impairment or disposal of Long-Lived Assets which required the Partnership under certain circumstances to review long-lived assets to determine if the carrying value exceeds the undiscounted cash flows expected to be derived from the assets. If the carrying value exceeds the cash flows then recorded amounts of the assets will be reduced to their fair value.

2. Mortgage Loans Payable

The Company has a mortgage note payable that bears an interest rate of 8.0%. The note is collateralized by a first lien mortgage, or deed of trust, on the apartment building. The note is payable in monthly installments of $10,883, including interest and principal, through November 2011. The mortgage requires monthly payments of taxes and insurance be escrowed as well as a reserve account. Monthly payments to the escrow accounts are $2,631 with a balance of $35,950 at December 31, 2006. Monthly payments to the reserve accounts are $2,167 with a balance of $103,175 at December 31, 2006.

In February 2005, approval was given by Deutsche Bank for the assumption of a 1% partnership interest in the mortgage loan secured by Historic New Center Apartments, to New Center GP, LLC,

Aggregate maturities of the mortgage payable for each of the next five years are as follows:

December 31,	2007	$ 35,165
	2008	38,078
	2009	41,244
	2010	44,682
	2011	48,375
Thereafter		2,525,175
		$ 2,732,719

The Junior Mortgage payable to the City of Detroit, Michigan, is non-interest bearing and shall remain in force for a period of not less than seventeen years, or two hundred four months. The principal amount of this note shall be due and payable on June 30, 2009.

HISTORIC NEW CENTER APARTMENTS
LIMITED PARTNERSHIP

NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

3. Management Fees

The Project is managed be Premier Management LLC. The management fee expense for the year was $39,624.

4 Current Vulnerability due to Certain Concentrations

The Partnership's operations are concentrated in the low-income real estate market. In addition, the Partnership operates in a heavily regulated environment. The operations of the Partnership are subject to the administrative directives, rules and regulations of federal and state regulatory agencies, including, but not limited to, the state housing financing agency. Such administrative directives, rules and regulations are subject to change by federal and state agencies. Such changes may occur with little notices or inadequate funding to pay for the related cost, including the additional administrative burden to comply with a change.

5. Partners Capital Contribution

In February 2005, the 1% interest of the General Partner was sold for $100. The purchase price for 99% of the GP Interest shall be $99.00, payable in cash by the Limited Partner at the time of closing. The purchase price of 1% of the GP shall be $1.00, payable in cash by the buyer. (New Center GP, LLC) In addition to the purchase price, the buyer agrees to provide $299,900 (the required Capital Contribution).

6. Insurance Claim

The Property received $108,911 during 2006 from an insurance claim. The repairs had not been made as of December 31, 2006, but should be done in 2007. The $108,911 is included in current liabilities.

SUPPLEMENTAL INFORMATION

HISTORIC NEW CENTER APARTMENTS LP
SCHEDULE OF EXPENSES
FOR YEAR ENDED DECEMBER 31, 2006

Administrative Expenses		
Advertising and Rental Expense	$	11,135
Office Expenses		37,192
Telephone		2,508
Bookkeeping fees		13,495
Legal Expenses		10,575
Collection Loss Expense		27,859
Miscellaneous Administrative		4,374
Total Administrative Expenses	$	107,138

Operating and Maintenance		
Janitorial and Cleaning Expense	$	3,977
Repairs and Contracts		25,020
Snow Removal		37
Security		68,097
Heating and Cooling		471
Total Operating and Maintenance	$	97,602

Taxes and Insurance		
Real Estate Taxes	$	36,529
Other Taxes		11,831
Insurance		22,646
Total Insurance and Taxes	$	71,006

HISTORIC 03/28/2007 11:39 AM

Form 1065 U.S. Return of Partnership Income

Department of the Treasury Internal Revenue Service

For calendar year 2006, or tax year beginning ...., ending ....

▶ See separate instructions.

OMB No. 1545-0099

2006

A Principal business activity: Real Estate	Name of partnership: Historic New Center Apartments LP	D Employer identification number: 38-2940589
B Principal product or service: Rental	Number, street, and room or suite no. If a P.O. box, see the instructions: 35122 West Michigan Avenue	E Date business started: 6/28/1991
C Business code number: 531100	City or town, state, and ZIP code: Wayne MI 48184	F Total assets (see the instructions): $ 3,686,849

Use the IRS label. Otherwise, print or type.

G Check applicable boxes: (1) ☐ Initial return (2) ☐ Final return (3) ☐ Name change (4) ☐ Address change (5) ☐ Amended return

H Check accounting method: (1) ☐ Cash (2) ☒ Accrual (3) ☐ Other (specify) ▶

I Number of Schedules K-1. Attach one for each person who was a partner at any time during the tax year ▶ 3

J Check if Schedule M-3 required (attach Schedule M-3) ☐

Caution. Include only trade or business income and expenses on lines 1a through 22 below. See the instructions for more information.

Income

Line	Description			Line	Amount
1a	Gross receipts or sales	1a			
b	Less returns and allowances	1b		1c	
2	Cost of goods sold (Schedule A, line 8)			2	
3	Gross profit. Subtract line 2 from line 1c			3	
4	Ordinary income (loss) from other partnerships, estates, and trusts (attach statement)			4	
5	Net farm profit (loss) (attach Schedule F (Form 1040))			5	
6	Net gain (loss) from Form 4797, Part II, line 17 (attach Form 4797)			6	
7	Other income (loss) (attach statement)			7	
8	**Total income (loss).** Combine lines 3 through 7			8	

Deductions (see the instructions for limitations)

Line	Description			Line	Amount
9	Salaries and wages (other than to partners) (less employment credits)			9	
10	Guaranteed payments to partners			10	
11	Repairs and maintenance			11	
12	Bad debts			12	
13	Rent			13	
14	Taxes and licenses			14	
15	Interest			15	
16a	Depreciation (if required, attach Form 4562)	16a	233,380		
b	Less depreciation reported on Schedule A and elsewhere on return	16b	233,380	16c	0
17	Depletion (Do not deduct oil and gas depletion.)			17	
18	Retirement plans, etc.			18	
19	Employee benefit programs			19	
20	Other deductions (attach statement)			20	
21	**Total deductions.** Add the amounts shown in the far right column for lines 9 through 20			21	0
22	**Ordinary business income (loss).** Subtract line 21 from line 8			22	
23	Credit for federal telephone excise tax paid (attach Form 8913)			23	

Sign Here

Under penalties of perjury, I declare that I have examined this return, including accompanying schedules and statements, and to the best of my knowledge and belief, it is true, correct, and complete. Declaration of preparer (other than general partner or limited liability company member manager) is based on all information of which preparer has any knowledge.

▶ Signature of general partner or limited liability company member manager ▶ Date

May the IRS discuss this return with the preparer shown below (see instructions)? ☒ Yes ☐ No

Paid Preparer's Use Only

Preparer's signature	Date: 3/28/07	Check if self-employed ▶ ☐	Preparer's SSN or PTIN: 374-48-0036
Firm's name (or yours if self-employed), address, and ZIP code	BORDMAN & WINNICK, CPA 7439 MIDDLEBELT RD., STE. 3 W. BLOOMFIELD, MI 48322	EIN ▶ Phone no. 248-851-5350

For Privacy Act and Paperwork Reduction Act Notice, see separate instructions.

DAA

04/10/2007 2:48PM (GMT-04:00)

Schedule A Cost of Goods Sold (see the instructions)

1	Inventory at beginning of year	1	
2	Purchases less cost of items withdrawn for personal use	2	
3	Cost of labor	3	
4	Additional section 263A costs (attach statement)	4	
5	Other costs (attach statement)	5	
6	**Total.** Add lines 1 through 5	6	
7	Inventory at end of year	7	
8	**Cost of goods sold.** Subtract line 7 from line 6. Enter here and on page 1, line 2	8	

9a Check all methods used for valuing closing inventory:

(i) ☐ Cost as described in Regulations section 1.471-3

(ii) ☐ Lower of cost or market as described in Regulations section 1.471-4

(iii) ☐ Other (specify method used and attach explanation) ▶

b Check this box if there was a writedown of "subnormal" goods as described in Regulations section 1.471-2(c) ▶ ☐

c Check this box if the LIFO inventory method was adopted this tax year for any goods (if checked, attach Form 970) ▶ ☐

d Do the rules of section 263A (for property produced or acquired for resale) apply to the partnership? ☐ Yes ☐ No

e Was there any change in determining quantities, cost, or valuations between opening and closing inventory? ☐ Yes ☐ No
If "Yes," attach explanation.

Schedule B Other Information

		Yes	No
1	What type of entity is filing this return? Check the applicable box: a ☐ Domestic general partnership b ☒ Domestic limited partnership c ☐ Domestic limited liability company d ☐ Domestic limited liability partnership e ☐ Foreign partnership f ☐ Other ▶		
2	Are any partners in this partnership also partnerships?	X	
3	During the partnership's tax year, did the partnership own any interest in another partnership or in any foreign entity that was disregarded as an entity separate from its owner under Regulations sections 301.7701-2 and 301.7701-3? If yes, see instructions for required attachment		X
4	Did the partnership file Form 8893, Election of Partnership Level Tax Treatment, or an election statement under section 6231(a)(1)(B)(ii) for partnership-level tax treatment, that is in effect for this tax year? See Form 8893 for more details	X	
5	Does this partnership meet all three of the following requirements? a The partnership's total receipts for the tax year were less than $250,000; b The partnership's total assets at the end of the tax year were less than $600,000; and c Schedules K-1 are filed with the return and furnished to the partners on or before the due date (including extensions) for the partnership return. If "Yes," the partnership is not required to complete Schedules L, M-1, and M-2; Item F on page 1 of Form 1065; or Item N on Schedule K-1		X
6	Does this partnership have any foreign partners? If "Yes," the partnership may have to file Forms 8804, 8805 and 8813. See the instructions		X
7	Is this partnership a publicly traded partnership as defined in section 469(k)(2)?		X
8	Has this partnership filed, or is it required to file, a return under section 6111 to provide information on any reportable transaction?		X
9	At any time during calendar year 2006, did the partnership have an interest in or a signature or other authority over a financial account in a foreign country (such as a bank account, securities account, or other financial account)? See the instructions for exceptions and filing requirements for Form TD F 90-22.1. If "Yes," enter the name of the foreign country. ▶		X
10	During the tax year, did the partnership receive a distribution from, or was it the grantor of, or transferor to, a foreign trust? If "Yes," the partnership may have to file Form 3520. See the instructions		X
11	Was there a distribution of property or a transfer (for example, by sale or death) of a partnership interest during the tax year? If "Yes," you may elect to adjust the basis of the partnership's assets under section 754 by attaching the statement described under Elections Made By the Partnership in the instructions		X
12	Enter the number of Forms 8865, Return of U.S. Persons With Respect to Certain Foreign Partnerships, attached to this return ▶		

Designation of Tax Matters Partner (see the instructions)

Enter below the general partner designated as the tax matters partner (TMP) for the tax year of this return:

Name of designated TMP ▶ New Center GP, LLC

Identifying number of TMP ▶ 20-1715838

Address of designated TMP ▶ 35122 West Michigan
Wayne MI 48184

HISTORIC 03/28/2007 11:38 AM

Form 1065 (2006) Historic New Center Apartments LP 38-2940589 Page 3

Schedule K Partners' Distributive Share Items

Section	Item	Line	Total amount
Income (Loss)	1 Ordinary business income (loss) (page 1, line 22)	1	
	2 Net rental real estate income (loss) (attach Form 8825)	2	-640,846
	3a Other gross rental income (loss) — 3a		
	b Expenses from other rental activities (attach statement) — 3b		
	c Other net rental income (loss). Subtract line 3b from line 3a	3c	
	4 Guaranteed payments	4	
	5 Interest income	5	605
	6 Dividends: a Ordinary dividends	6a	
	b Qualified dividends — 6b		
	7 Royalties	7	
	8 Net short-term capital gain (loss) (attach Schedule D (Form 1065))	8	
	9a Net long-term capital gain (loss) (attach Schedule D (Form 1065))	9a	
	b Collectibles (28%) gain (loss) — 9b		
	c Unrecaptured section 1250 gain (attach statement) — 9c		
	10 Net section 1231 gain (loss) (attach Form 4797)	10	
	11 Other income (loss) (see instructions) Type ▶	11	
Deductions	12 Section 179 deduction (attach Form 4562)	12	
	13a Contributions	13a	
	b Investment interest expense	13b	
	c Section 59(e)(2) expenditures: (1) Type ▶ (2) Amount ▶	13c(2)	
	d Other deductions (see instructions) Type ▶	13d	
Self-Employment	14a Net earnings (loss) from self-employment	14a	
	b Gross farming or fishing income	14b	
	c Gross nonfarm income	14c	
Credits	15a Low-income housing credit (section 42(j)(5))	15a	
	b Low-income housing credit (other)	15b	
	c Qualified rehabilitation expenditures (rental real estate) (attach Form 3468)	15c	
	d Other rental real estate credits (see instructions) Type ▶	15d	
	e Other rental credits (see instructions) Type ▶	15e	
	f Other credits (see instructions) Type ▶	15f	
Foreign Transactions	16a Name of country or U.S. possession ▶		
	b Gross income from all sources	16b	
	c Gross income sourced at partner level	16c	
	Foreign gross income sourced at partnership level: d Passive ▶ e Listed categories (attach statement) ▶ f General limitation ▶	16f	
	Deductions allocated and apportioned at partner level: g Interest expense ▶ h Other ▶	16h	
	Deductions allocated and apportioned at partnership level to foreign source income: i Passive ▶ j Listed categories (attach statement) ▶ k General limitation ▶	16k	
	l Total foreign taxes (check one): ▶ Paid ☐ Accrued ☐	16l	
	m Reduction in taxes available for credit (attach statement)	16m	
	n Other foreign tax information (attach statement)		
Alternative Minimum Tax (AMT) Items	17a Post-1986 depreciation adjustment	17a	68,766
	b Adjusted gain or loss	17b	
	c Depletion (other than oil and gas)	17c	
	d Oil, gas, and geothermal properties-gross income	17d	
	e Oil, gas, and geothermal properties-deductions	17e	
	f Other AMT items (attach statement)	17f	
Other Information	18a Tax-exempt interest income	18a	
	b Other tax-exempt income	18b	
	c Nondeductible expenses	18c	
	19a Distributions of cash and marketable securities	19a	
	b Distributions of other property	19b	
	20a Investment income	20a	605
	b Investment expenses	20b	
	c Other items and amounts (attach statement)		

DAA

HISTORIC 03/28/2007 11:39 AM
Form 1065 (2006) Historic New Center Apartments LP 38-2940589 Page 4

Analysis of Net Income (Loss)

1	Net income (loss). Combine Schedule K, lines 1 through 11. From the result, subtract the sum of Schedule K, lines 12 through 13d, and 16l					1	-640,241
2	Analysis by partner type:	(i) Corporate	(ii) Individual (active)	(iii) Individual (passive)	(iv) Partnership	(v) Exempt organization	(vi) Nominee/Other
a	General partners				-64		
b	Limited partners				-640,177		

Schedule L Balance Sheets per Books

	Assets	Beginning of tax year (a)	(b)	End of tax year (c)	(d)
1	Cash		1,636		200
2a	Trade notes and accounts receivable	6,258		12,396	
b	Less allowance for bad debts		6,258		12,396
3	Inventories				
4	U.S. government obligations				
5	Tax-exempt securities				
6	Other current assets (attach statement) See Stmt 1		137,895		145,854
7	Mortgage and real estate loans				
8	Other investments (attach statement)				
9a	Buildings and other depreciable assets	6,814,050		6,814,050	
b	Less accumulated depreciation	3,212,597	3,601,453	3,445,977	3,368,073
10a	Depletable assets				
b	Less accumulated depletion				
11	Land (net of any amortization)		96,116		96,116
12a	Intangible assets (amortizable only)	175,212		175,212	
b	Less accumulated amortization	105,014	70,198	115,800	59,412
13	Other assets (attach statement) See Stmt 2		4,798		4,798
14	Total assets		3,918,354		3,686,849
	Liabilities and Capital				
15	Accounts payable		269,403		437,871
16	Mortgages, notes, bonds payable in less than 1 year				
17	Other current liabilities (attach statement) See Stmt 3		17,758		138,958
18	All nonrecourse loans See Stmt 4		2,762,581		2,732,719
19	Mortgages, notes, bonds payable in 1 year or more				
20	Other liabilities (attach statement) See Stmt 5		1,323,081		1,477,424
21	Partners' capital accounts		-454,469		-1,100,123
22	Total liabilities and capital		3,918,354		3,686,849

Schedule M-1 Reconciliation of Income (Loss) per Books With Income (Loss) per Return

Note. Schedule M-3 may be required instead of Schedule M-1 (see instructions).

1	Net income (loss) per books	-645,654	6	Income recorded on books this year not included on Schedule K, lines 1 through 11 (itemize): a Tax-exempt interest $	
2	Income included on Schedule K, lines 1, 2, 3c, 5, 6a, 7, 8, 9a, 10, and 11, not recorded on books this year (itemize): See Stmt 6 5,413	5,413			
3	Guaranteed payments (other than health insurance)		7	Deductions included on Schedule K, lines 1 through 13d, and 16l, not charged against book income this year (itemize): a Depreciation $	
4	Expenses recorded on books this year not included on Schedule K, lines 1 through 13d, and 16l (itemize): a Depreciation $ b Travel and entertainment $		8	Add lines 6 and 7	
5	Add lines 1 through 4	-640,241	9	Income (loss) (Analysis of Net Income (Loss), line 1). Subtract line 8 from line 5	-640,241

Schedule M-2 Analysis of Partners' Capital Accounts

1	Balance at beginning of year	-454,469	6	Distributions: a Cash	
2	Capital contributed: a Cash			b Property	
	b Property		7	Other decreases (itemize):	
3	Net income (loss) per books	-645,654			
4	Other increases (itemize):		8	Add lines 6 and 7	
5	Add lines 1 through 4	-1,100,123	9	Balance at end of year. Subtract line 8 from line 5	-1,100,123

DAA

HISTORIC 03/28/2007 11.38 AM

Form **8825** (Rev. December 2006) Department of the Treasury Internal Revenue Service

Rental Real Estate Income and Expenses of a Partnership or an S Corporation

▶ See instructions on back.

▶ Attach to Form 1065, Form 1065-B, or Form 1120S.

OMB No. 1545-1186

Name: Historic New Center Apartments LP

Employer identification number: 38-2940589

1 Show the kind and location of each property. See page 2 to list additional properties.

Rental Real Estate

A

B

C

D

		Properties A	B	C	D
Rental Real Estate Income					
2 Gross rents	2	124,341			
Rental Real Estate Expenses					
3 Advertising	3	11,135			
4 Auto and travel	4				
5 Cleaning and maintenance	5	97,620			
6 Commissions	6				
7 Insurance	7	26,895			
8 Legal and other professional fees	8	24,070			
9 Interest	9	89,847			
10 Repairs	10				
11 Taxes	11	44,111			
12 Utilities	12	115,786			
13 Wages and salaries	13				
14 Depreciation (see instructions)	14	233,380			
15 Other (list) ▶ See Statement 7	15	122,343			
16 Total expenses for each property. Add lines 3 through 15	16	765,187			

17 Total gross rents. Add gross rents from line 2, columns A through H	17	124,341
18 Total expenses. Add total expenses from line 16, columns A through H	18	(765,187)
19 Net gain (loss) from Form 4797, Part II, line 17, from the disposition of property from rental real estate activities	19	
20a Net income (loss) from rental real estate activities from partnerships, estates, and trusts in which this partnership or S corporation is a partner or beneficiary (from Schedule K-1)	20a	
b Identify below the partnerships, estates, or trusts from which net income (loss) is shown on line 20a. Attach a schedule if more space is needed: (1) Name (2) Employer identification number		
21 Net rental real estate income (loss). Combine lines 17 through 20a. Enter the result here and on: • Form 1065 or 1120S: Schedule K, line 2, or • Form 1065-B: Part I, line 4	21	-640,846

For Paperwork Reduction Act Notice, see back of form.

DAA

Form **8825** (12-2006)

HISTORIC 03/28/2007 11:38 AM

651106

Partner# 1

Schedule K-1 (Form 1065) **2006**

Department of the Treasury Internal Revenue Service

For calendar year 2006, or tax year beginning ______ ending ______

Partner's Share of Income, Deductions, Credits, etc.

▶ See back of form and separate instructions.

☐ Final K-1 ☐ Amended K-1

OMB No. 1545-0099

Part I Information About the Partnership

A Partnership's employer identification number
38-2940589

B Partnership's name, address, city, state, and ZIP code
Historic New Center Apartments LP
35122 West Michigan Avenue
Wayne MI 48184

C IRS Center where partnership filed return
Cincinnati, OH 45999-0011

D ☐ Check if this is a publicly traded partnership (PTP)

E ☐ Tax shelter registration number, if any ______

F ☐ Check if Form 8271 is attached

Part II Information About the Partner

G Partner's identifying number
04-3021200

H Partner's name, address, city, state, and ZIP code
SLP, Inc.
101 Arch Street
16th Floor
Boston MA 02110

I ☐ General partner or LLC member-manager ☒ Limited partner or other LLC member

J ☒ Domestic partner ☐ Foreign partner

K What type of entity is this partner? Corporation

L Partner's share of profit, loss, and capital:

	Beginning	Ending
Profit	0.000000 %	0.000000 %
Loss	0.000000 %	0.000000 %
Capital	0.000000 %	0.000000 %

M Partner's share of liabilities at year end:

Nonrecourse	$
Qualified nonrecourse financing	$
Recourse	$

N Partner's capital account analysis:

Beginning capital account	$ 10
Capital contributed during the year	$
Current year increase (decrease)	$
Withdrawals & distributions	$ ( )
Ending capital account	$ 10

☒ Tax basis ☐ GAAP ☐ Section 704(b) book ☐ Other (explain)

Part III Partner's Share of Current Year Income, Deductions, Credits, and Other Items

1	Ordinary business income (loss)	15	Credits
2	Net rental real estate income (loss)		
3	Other net rental income (loss)	16	Foreign transactions
4	Guaranteed payments		
5	Interest income		
6a	Ordinary dividends		
6b	Qualified dividends		
7	Royalties		
8	Net short-term capital gain (loss)		
9a	Net long-term capital gain (loss)	17	Alternative minimum tax (AMT) items
9b	Collectibles (28%) gain (loss)		
9c	Unrecaptured section 1250 gain		
10	Net section 1231 gain (loss)	18	Tax-exempt income and nondeductible expenses
11	Other income (loss)		
		19	Distributions
12	Section 179 deduction		
13	Other deductions	20	Other information
14	Self-employment earnings (loss)		

* See attached statement for additional information.

For IRS Use Only

For Privacy Act and Paperwork Reduction Act Notice, see instructions for Form 1065.

Schedule K-1 (Form 1065) 2006

DAA

HISTORIC 03/28/2007 11:39 AM

651106

Partner# 2

Schedule K-1 (Form 1065) **2006**

Department of the Treasury Internal Revenue Service

For calendar year 2006, or tax year beginning ______ ending ______

Partner's Share of Income, Deductions, Credits, etc.

▶ See back of form and separate instructions.

☐ Final K-1 ☐ Amended K-1 OMB No. 1545-0099

Part I Information About the Partnership

A Partnership's employer identification number
38-2940589

B Partnership's name, address, city, state, and ZIP code
Historic New Center Apartments LP
35122 West Michigan Avenue
Wayne MI 48184

C IRS Center where partnership filed return
Cincinnati, OH 45999-0011

D ☐ Check if this is a publicly traded partnership (PTP)

E ☐ Tax shelter registration number, if any ______

F ☐ Check if Form 8271 is attached

Part II Information About the Partner

G Partner's identifying number
04-3054464

H Partner's name, address, city, state, and ZIP code
Boston Financial Qual Housing
Tax Credits LPV
11 Arch Street 16th Floor
Boston MA 02110

I ☐ General partner or LLC member-manager ☒ Limited partner or other LLC member

J ☒ Domestic partner ☐ Foreign partner

K What type of entity is this partner? Partnership

L Partner's share of profit, loss, and capital

	Beginning	Ending
Profit	99.990000 %	99.990000 %
Loss	99.990000 %	99.990000 %
Capital	99.990000 %	99.990000 %

M Partner's share of liabilities at year end:

Nonrecourse	$
Qualified nonrecourse financing	$ 2,732,446
Recourse	$

N Partner's capital account analysis:

Beginning capital account	$ -756,423
Capital contributed during the year	$
Current year increase (decrease)	$ -645,589
Withdrawals & distributions	$ ( )
Ending capital account	$ -1,402,012

☒ Tax basis ☐ GAAP ☐ Section 704(b) book
☐ Other (explain)

Part III Partner's Share of Current Year Income, Deductions, Credits, and Other Items

No.	Item	Amount
1	Ordinary business income (loss)	
2 *	Net rental real estate income (loss)	-640,782
3	Other net rental income (loss)	
4	Guaranteed payments	
5	Interest income	605
6a	Ordinary dividends	
6b	Qualified dividends	
7	Royalties	
8	Net short-term capital gain (loss)	
9a	Net long-term capital gain (loss)	
9b	Collectibles (28%) gain (loss)	
9c	Unrecaptured section 1250 gain	
10	Net section 1231 gain (loss)	
11	Other income (loss)	
12	Section 179 deduction	
13	Other deductions	
14	Self-employment earnings (loss)	
15	Credits	
16	Foreign transactions	
17	Alternative minimum tax (AMT) items	A 68,759
18	Tax-exempt income and nondeductible expenses	
19	Distributions	
20	Other information	A 605
		W* STMT

* See attached statement for additional information.

For IRS Use Only

For Privacy Act and Paperwork Reduction Act Notice, see instructions for Form 1065.

Schedule K-1 (Form 1065) 2006

DAA

04/10/2007 2:48PM (GMT-04:00)

HISTORIC 03/26/2007 11:39 AM

651106

Partner# 3

Schedule K-1 (Form 1065) **2006**

Department of the Treasury Internal Revenue Service

For calendar year 2006, or tax year beginning ______ ending ______

Partner's Share of Income, Deductions, Credits, etc.

▶ See back of form and separate instructions.

☐ Final K-1 ☐ Amended K-1 OMB No. 1545-0099

Part I Information About the Partnership

A Partnership's employer identification number
38-2940589

B Partnership's name, address, city, state, and ZIP code
Historic New Center Apartments LP
35122 West Michigan Avenue
Wayne MI 48184

C IRS Center where partnership filed return
Cincinnati, OH 45999-0011

D ☐ Check if this is a publicly traded partnership (PTP)

E ☐ Tax shelter registration number, if any

F ☐ Check if Form 8271 is attached

Part II Information About the Partner

G Partner's identifying number
20-1715838

H Partner's name, address, city, state, and ZIP code
New Center GP, LLC
35122 West Michigan
Wayne MI 48184

I ☒ General partner or LLC member-manager ☐ Limited partner or other LLC member

J ☒ Domestic partner ☐ Foreign partner

K What type of entity is this partner? Partnership

L Partner's share of profit, loss, and capital:

	Beginning	Ending
Profit	0.010000 %	0.010000 %
Loss	0.010000 %	0.010000 %
Capital	0.010000 %	0.010000 %

M Partner's share of liabilities at year end:

Nonrecourse	$
Qualified nonrecourse financing	$ 273
Recourse	$ 2,054,253

N Partner's capital account analysis:

Beginning capital account	$ 301,944
Capital contributed during the year	$
Current year increase (decrease)	$ -65
Withdrawals & distributions	$ ( )
Ending capital account	$ 301,879

☒ Tax basis ☐ GAAP ☐ Section 704(b) book

☐ Other (explain)

Part III Partner's Share of Current Year Income, Deductions, Credits, and Other Items

1	Ordinary business income (loss)		15	Credits
2 *	Net rental real estate income (loss)	-64		
3	Other net rental income (loss)		16	Foreign transactions
4	Guaranteed payments			
5	Interest income			
6a	Ordinary dividends			
6b	Qualified dividends			
7	Royalties			
8	Net short-term capital gain (loss)			
9a	Net long-term capital gain (loss)		17	Alternative minimum tax (AMT) items A 7
9b	Collectibles (28%) gain (loss)			
9c	Unrecaptured section 1250 gain			
10	Net section 1231 gain (loss)		18	Tax-exempt income and nondeductible expenses
11	Other income (loss)			
12	Section 179 deduction		19	Distributions
13	Other deductions		20	Other information W* STMT
14	Self-employment earnings (loss)			

* See attached statement for additional information.

For IRS Use Only

For Privacy Act and Paperwork Reduction Act Notice, see Instructions for Form 1065.

Schedule K-1 (Form 1065) 2006

DAA

HISTORIC 03/28/2007 11:39 AM

Form **8609-A** (Rev. December 2006) Department of the Treasury Internal Revenue Service

Annual Statement for Low-Income Housing Credit

▶ File with owner's federal income tax return.

OMB No. 1545-0988 Attachment Sequence No. **36**

Name(s) shown on return: Historic New Center Apartments LP

Identifying number: 38-2940589

Part I Compliance Information

		Yes	No
A	Building identification number (BIN) ▶ MI-91-01801		
B	This Form 8609-A is for (check the box) ▶ a newly constructed or existing building ☐ section 42(e) rehabilitation expenditures ☒		
C	Do you have in your records the original Form 8609 (or a copy thereof) signed and issued by the housing credit agency for the building in A? If "No," see the instructions and stop here-do not go to Part II.	X	
D	Did the building in A qualify as a part of a qualified low-income housing project and meet the requirements of section 42 as of the end of the tax year for which this form is being filed? If "No," see the instructions and stop here-do not go to Part II.	X	
E	Was there a decrease in the qualified basis of the building in A for the tax year for which this form is being filed? If "Yes," see the instructions. If "No," and the entire credit has been claimed in prior tax years, stop here-do not go to Part II.		X

Part II Computation of Credit

1	Eligible basis of building	1	814,945
2	Low-income portion (smaller of unit fraction or floor space fraction) (if first year of the credit period, see instructions)	2	0.087600
3	Qualified basis of low-income building. Multiply line 1 by line 2 (see instructions for exceptions)	3	71,389
4	Part-year adjustment for disposition or acquisition during the tax year	4	
5	Credit percentage	5	1.000000
6	Multiply line 3 or line 4 by the percentage on line 5	6	71,389
7	Additions to qualified basis, if any	7	
8	Part-year adjustment for disposition or acquisition during the tax year	8	
9	Credit percentage. Enter one-third of the percentage on line 5	9	0.333333
10	Multiply line 7 or line 8 by the percentage on line 9	10	0
11	Section 42(f)(3)(B) modification	11	
12	Add lines 10 and 11	12	0
13	Credit for building before line 14 reduction. Subtract line 12 from line 6	13	71,389
14	Disallowed credit due to federal grants (see instructions)	14	0
15	Credit allowed for building for tax year. Subtract line 14 from line 13, but do not enter more than the amount shown on Form 8609, Part I, line 1b	15	0
16	Taxpayer's proportionate share of credit for the year (see instructions)	16	
17	Adjustments for deferred first-year credit (see instructions)	17	
18	Taxpayer's credit. Combine lines 16 and 17. Enter here and on Form 8586	18	

HISTORIC 03/28/2007 11:39 AM

Form **8609-A** (Rev. December 2006) Department of the Treasury Internal Revenue Service

Annual Statement for Low-Income Housing Credit

▶ File with owner's federal income tax return.

OMB No. 1545-0988

Attachment Sequence No. 36

Name(s) shown on return: Historic New Center Apartments LP

Identifying number: 38-2940589

Part I Compliance Information

		Yes	No
A	Building identification number (BIN) ▶ MI-91-01803		
B	This Form 8609-A is for (check the box) ▶ a newly constructed or existing building ☐ section 42(e) rehabilitation expenditures ☒		
C	Do you have in your records the original Form 8609 (or a copy thereof) signed and issued by the housing credit agency for the building in A? If "No," see the instructions and stop here-do not go to Part II.	X	
D	Did the building in A qualify as a part of a qualified low-income housing project and meet the requirements of section 42 as of the end of the tax year for which this form is being filed? If "No," see the instructions and stop here-do not go to Part II.	X	
E	Was there a decrease in the qualified basis of the building in A for the tax year for which this form is being filed? If "Yes," see the instructions. If "No," and the entire credit has been claimed in prior tax years, stop here-do not go to Part II.		X

Part II Computation of Credit

1	Eligible basis of building	1	2,357,022
2	Low-income portion (smaller of unit fraction or floor space fraction) (if first year of the credit period, see instructions)	2	0.087500
3	Qualified basis of low-income building. Multiply line 1 by line 2 (see instructions for exceptions)	3	206,239
4	Part-year adjustment for disposition or acquisition during the tax year	4	
5	Credit percentage	5	1.000000
6	Multiply line 3 or line 4 by the percentage on line 5	6	206,239
7	Additions to qualified basis, if any	7	
8	Part-year adjustment for disposition or acquisition during the tax year	8	
9	Credit percentage. Enter one-third of the percentage on line 5	9	0.333333
10	Multiply line 7 or line 8 by the percentage on line 9	10	0
11	Section 42(f)(3)(B) modification	11	
12	Add lines 10 and 11	12	0
13	Credit for building before line 14 reduction. Subtract line 12 from line 6	13	206,239
14	Disallowed credit due to federal grants (see instructions)	14	0
15	Credit allowed for building for tax year. Subtract line 14 from line 13, but do not enter more than the amount shown on Form 8609, Part I, line 1b	15	0
16	Taxpayer's proportionate share of credit for the year (see instructions)	16	
17	Adjustments for deferred first-year credit (see instructions)	17	
18	Taxpayer's credit. Combine lines 16 and 17. Enter here and on Form 8586	18	

HISTORIC 03/28/2007 11:38 AM

Form **8609-A** (Rev. December 2006) Department of the Treasury Internal Revenue Service

Annual Statement for Low-Income Housing Credit

▶ File with owner's federal income tax return.

OMB No. 1545-0988 Attachment Sequence No. 36

Name(s) shown on return: Historic New Center Apartments LP

Identifying number: 38-2940589

Part I Compliance Information

		Yes	No
A	Building identification number (BIN) ▶ MI-91-0183		
B	This Form 8609-A is for (check the box) ▶ a newly constructed or existing building ☐ section 42(e) rehabilitation expenditures ☒		
C	Do you have in your records the original Form 8609 (or a copy thereof) signed and issued by the housing credit agency for the building in A? If "No," see the instructions and stop here-do not go to Part II.	X	
D	Did the building in A qualify as a part of a qualified low-income housing project and meet the requirements of section 42 as of the end of the tax year for which this form is being filed? If "No," see the instructions and stop here-do not go to Part II.	X	
E	Was there a decrease in the qualified basis of the building in A for the tax year for which this form is being filed? If "Yes," see the instructions. If "No," and the entire credit has been claimed in prior tax years, stop here-do not go to Part II.		X

Part II Computation of Credit

1	Eligible basis of building	1	212,799
2	Low-income portion (smaller of unit fraction or floor space fraction) (if first year of the credit period, see instructions)	2	0.037500
3	Qualified basis of low-income building. Multiply line 1 by line 2 (see instructions for exceptions)	3	7,980
4	Part-year adjustment for disposition or acquisition during the tax year	4	
5	Credit percentage	5	1.000000
6	Multiply line 3 or line 4 by the percentage on line 5	6	7,980
7	Additions to qualified basis, if any	7	
8	Part-year adjustment for disposition or acquisition during the tax year	8	
9	Credit percentage. Enter one-third of the percentage on line 5	9	0.333333
10	Multiply line 7 or line 8 by the percentage on line 9	10	0
11	Section 42(f)(3)(B) modification	11	
12	Add lines 10 and 11	12	0
13	Credit for building before line 14 reduction. Subtract line 12 from line 6	13	7,980
14	Disallowed credit due to federal grants (see instructions)	14	0
15	Credit allowed for building for tax year. Subtract line 14 from line 13, but do not enter more than the amount shown on Form 8609, Part I, line 1b	15	0
16	Taxpayer's proportionate share of credit for the year (see instructions)	16	
17	Adjustments for deferred first-year credit (see instructions)	17	
18	Taxpayer's credit. Combine lines 16 and 17. Enter here and on Form 8586	18	

For Paperwork Reduction Act Notice, see instructions.

DAA

HISTORIC 03/28/2007 11:39 AM

Form **8609-A** (Rev. December 2006) Department of the Treasury Internal Revenue Service

Annual Statement for Low-Income Housing Credit

▶ File with owner's federal income tax return.

OMB No. 1545-0988 Attachment Sequence No. 36

Name(s) shown on return: Historic New Center Apartments LP

Identifying number: 38-2940589

Part I Compliance Information

		Yes	No
A	Building identification number (BIN) ▶ Mi-91-01802		
B	This Form 8609-A is for (check the box) ▶ a newly constructed or existing building ☐ section 42(e) rehabilitation expenditures ☒		
C	Do you have in your records the original Form 8609 (or a copy thereof) signed and issued by the housing credit agency for the building in A? If "No," see the instructions and stop here-do not go to Part II.	X	
D	Did the building in A qualify as a part of a qualified low-income housing project and meet the requirements of section 42 as of the end of the tax year for which this form is being filed? If "No," see the instructions and stop here-do not go to Part II.	X	
E	Was there a decrease in the qualified basis of the building in A for the tax year for which this form is being filed? If "Yes," see the instructions. If "No," and the entire credit has been claimed in prior tax years, stop here-do not go to Part II.		X

Part II Computation of Credit

1	Eligible basis of building	1	3,183,577
2	Low-income portion (smaller of unit fraction or floor space fraction) (if first year of the credit period, see instructions)	2	0.087200
3	Qualified basis of low-income building. Multiply line 1 by line 2 (see instructions for exceptions)	3	277,608
4	Part-year adjustment for disposition or acquisition during the tax year	4	
5	Credit percentage	5	1.000000
6	Multiply line 3 or line 4 by the percentage on line 5	6	277,608
7	Additions to qualified basis, if any	7	
8	Part-year adjustment for disposition or acquisition during the tax year	8	
9	Credit percentage. Enter one-third of the percentage on line 5	9	0.333333
10	Multiply line 7 or line 8 by the percentage on line 9	10	0
11	Section 42(f)(3)(B) modification	11	
12	Add lines 10 and 11	12	0
13	Credit for building before line 14 reduction. Subtract line 12 from line 6	13	277,608
14	Disallowed credit due to federal grants (see instructions)	14	0
15	Credit allowed for building for tax year. Subtract line 14 from line 13, but do not enter more than the amount shown on Form 8609, Part I, line 1b	15	0
16	Taxpayer's proportionate share of credit for the year (see instructions)	16	
17	Adjustments for deferred first-year credit (see instructions)	17	
18	Taxpayer's credit. Combine lines 16 and 17. Enter here and on Form 8586	18	

HISTORIC 03/28/2007 11:39 AM

Rent and Royalty Schedule

Form 1065 State — 2006

For calendar year 2006, or tax year beginning , and ending

Name: Historic New Center Apartments LP

Employer Identification Number: 38-2940589

Property Description

Rental Real Estate

Type of Property

- Rental Real Estate [X]
- Other Rental Property [ ]
- Royalty Property [ ]

Is the net income (loss) from this property included in the computation of self employment income? Yes [ ] No [X]

Is the net income (loss) from this property included in the computation of Section 179 business income? Yes [ ] No [X]

Income and Expenses

Income		
Gross rents	124,341	
Gross royalties		
Other income		
Income from sale of property reported on Form 4797, Line 17		
Total gross income		124,341
Expense		
Advertising	11,135	
Auto and travel		
Cleaning and maintenance	97,620	
Commissions		
Insurance	26,895	
Legal and professional	24,070	
Interest	89,847	
Repairs		
Taxes	44,111	
Utilities	115,786	
Wages and salaries		
Depreciation	233,380	
Other expenses	122,343	
Total expenses	765,187	
Less % personal use		
Net deductible expenses		765,187
Net income or loss from this property		-640,846

Federal Statements

Statement 1 - Form 1065, Schedule L, Line 6 - Other Current Assets

Description	Beginning of Year	End of Year
Prepaid Expenses	$ 5,444	$ 6,729
Mortgage Escrows	53,714	35,950
Replacement Reserve	78,737	103,175
Total	$ 137,895	$ 145,854

Statement 2 - Form 1065, Schedule L, Line 13 - Other Assets

Description	Beginning of Year	End of Year
Deposit	$ 4,798	$ 4,798
Total	$ 4,798	$ 4,798

Statement 3 - Form 1065, Schedule L, Line 17 - Other Current Liabilities

Description	Beginning of Year	End of Year
Security Deposits	$ 7,840	$ 14,728
Accrued Management Fee	9,906	9,906
Prepaid Rent	12	5,413
Insurance Claim		108,911
Total	$ 17,758	$ 138,958

Statement 4 - Form 1065, Schedule L, Line 18 - All Nonrecourse Loans

Description	Beginning of Year	End of Year
Mortgage Payable	$ 2,762,581	$ 2,732,719
Total	$ 2,762,581	$ 2,732,719

Statement 5 - Form 1065, Schedule L, Line 20 - Other Liabilities

Description	Beginning of Year	End of Year
Due to General Partner	$ 313,458	$ 403,815
Due to Limited Partner	319,251	319,251
Due to Management Agent	253,836	253,836
Due to Affiliates	199,560	263,546
Due to Former Partner	236,976	236,976
Total	$ 1,323,081	$ 1,477,424

HISTORIC Historic New Center Apartments LP
38-2940589
FYE: 12/31/2006

3/28/2007 11:39 AM

Federal Statements

Statement 6 - Form 1065, Sch M-1, Line 2 - Income Included on Sch K, Not on Books

Description	Amount
Prepaid Rent	$ 5,413
Total	$ 5,413

HISTORIC Historic New Center Apartments LP
38-2940589
FYE: 12/31/2006

3/28/2007 11:39 AM

Federal Statements

Statement 7 - Rental Real Estate - Form 8825 - Other Expense

Description	Amount
Office Salaries	$ 34,544
Office Supplies	2,646
Phone & Answering Service	2,508
Management Fee	39,624
Mgr./Super. Rent Free Unit	998
Bad Debt Expense	27,859
Miscellaneous Admin. Expense	3,378
Total Service Expenses	10,786
Total	$ 122,343

HISTORIC Historic New Center Apartments LP
38-2940589
FYE: 12/31/2006

3/28/2007 11:39 AM

Partner Statements
Historic New Center Apartments LP
Schedule K-1

Partner #: 2

Partner Name: Boston Financial Qual Housing

SSN/EIN: 04-3054464

Schedule K-1, Line 20W - Additional Supplemental Information

Description	
Additional Alternative Minimum Tax Information:	
AMT Total Depreciation	164,597
ACE Post-1993 property depreciation	13,257
ACE Post-1989, Pre-1994 property depreciation	151,340

HISTORIC Historic New Center Apartments LP
38-2940589
FYE: 12/31/2006

3/28/2007 11:39 AM

Partner Statements

Historic New Center Apartments LP
Schedule K-1

Partner #: 3

Partner Name: New Center GP, LLC

SSN/EIN: 20-1715838

Schedule K-1, Line 20W - Additional Supplemental Information

Description	
Additional Alternative Minimum Tax Information:	
AMT Total Depreciation	16
ACE Post-1993 property depreciation	1
ACE Post-1989, Pre-1994 property depreciation	15

HISTORIC Historic New Center Apartments LP
38-2940589
FYE: 12/31/2006

3/28/2007 11:39 AM

Analysis of Partner's Rent/Royalty

Historic New Center Apartments LP

Partner #: 2

Partner Name: Boston Financial Qual Housing

Schedule K-1, Boxes 2, 3 & 7 - Rental Real Estate, Other Rental and Royalties

Description	Rental RE Box 2	Other Rental Box 3	Royalty Box 7
Rental Real Estate	$ -640,782	$	$
Grand Total	$ -640,782	$ 0	$ 0

HISTORIC Historic New Center Apartments LP 3/28/2007 11:39 AM
38-2940589
FYE: 12/31/2006

Analysis of Partner's Rent/Royalty
Historic New Center Apartments LP

Partner #: 3

Partner Name: New Center GP, LLC

Schedule K-1, Boxes 2, 3 & 7 - Rental Real Estate, Other Rental and Royalties

Description	Rental RE Box 2	Other Rental Box 3	Royalty Box 7
Rental Real Estate	$ -64	$	$
Grand Total	$ -64	$ 0	$ 0

GPFAX

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Bordman & Winnick

CERTIFIED PUBLIC ACCOUNTANTS

Myron H. Bordman, C.P.A.
Robert F. Winnick, C.P.A.

Hedda Panzer, C.P.A.
Roberta Trzos, C.P.A.
Siu-Ying Tsao, C.P.A.

7439 Middlebelt Road, Suite 3
West Bloomfield, Michigan 48322
(248) 851-5350
Facsimile (248) 851-9148
bwcpa@comcast.net

Fax

To:	~~Len Berkowitz~~ David F[illegible] II
#:	617-346-7745
:	B & W
Date:	~~3/28/07~~ 4/10/07
Subject:	
	35 Pgs
Notes:	Historic New Center Tax Ridgecrest was [illegible] [illegible] [illegible] also [illegible] - will send a copy

9999 - 100971 - Clarke - 5/3/07

FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

WESTGATE APARTMENTS LIMITED PARTNERSHIP
(aka: Park Century)

D. Only

WESTGATE APARTMENTS LIMITED PARTNERSHIP

Table of Contents

EideBailly

CPAs & BUSINESS ADVISORS

INDEPENDENT AUDITOR'S REPORT

The Partners
Westgate Apartments Limited Partnership
St. Paul, Minnesota

We have audited the accompanying balance sheets of **Westgate Apartments Limited Partnership** as of December 31, 2006 and 2005, and the related statements of operations, partners' equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership's internal control over financial reporting. Accordingly, we do not express such an opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of **Westgate Limited Partnership** as of December 31, 2006 and 2005, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Eide Bailly LLP

Fargo, North Dakota
May 2, 2007

PEOPLE. PRINCIPLES. POSSIBILITIES.
www.eidebailly.com
1050 E Interstate Ave. | PO Box 1914 | Bismarck, North Dakota 58502-1914 | Phone 701 255 1091 | Fax 701 224 1582 | EOE

WESTGATE APARTMENTS LIMITED PARTNERSHIP
BALANCE SHEETS
DECEMBER 31, 2006 AND 2005

	2006	2005
ASSETS		
CASH, general operating	$ 7,874	$ 12,471
ACCOUNTS RECEIVABLE	1,269	5,646
TENANT SECURITY DEPOSITS	13,415	11,470
RESTRICTED DEPOSITS AND FUNDED RESERVES	69,116	72,519
PROPERTY AND EQUIPMENT, at cost, less accumulated depreciation	1,596,489	1,317,134
FINANCING COSTS, net of accumulated amortization of $32,717 in 2006 and $27,482 in 2005	19,628	24,863
	$ 1,707,791	$ 1,444,103
LIABILITIES AND PARTNERS' DEFICIT		
LIABILITIES		
Accounts payable	$ 7,193	$ 11,953
Accrued expenses		
Interest	10,072	10,303
Real estate taxes	45,058	45,687
Deferred insurance proceeds	280,561	-
Tenant security deposits payable	13,058	11,180
Special assessments payable	9,773	8,691
Due to related party	60,000	-
Mortgage note payable	1,472,286	1,487,820
Total liabilities	1,898,001	1,575,634
PARTNERS' DEFICIT	(190,210)	(131,531)
	$ 1,707,791	$ 1,444,103

See Notes to Financial Statements

WESTGATE APARTMENTS LIMITED PARTNERSHIP
STATEMENTS OF OPERATIONS AND PARTNERS' EQUITY (DECIFIT)
YEARS ENDED DECEMBER 31, 2006 AND 2005

	2006	2005
OPERATIONS		
REVENUE		
Tenants	$ 299,657	$ 298,492
Rental assistance payments	87,770	72,422
Laundry	4,595	3,710
Insurance proceeds	-	-
Miscellaneous	5,129	8,764
	397,151	383,388
EXPENSES		
Maintenance and operating	56,846	60,225
Utilities	50,396	51,367
Administrative	52,483	52,847
Taxes and insurance	57,097	56,648
Interest	126,615	126,139
Depreciation and amortization	88,393	86,316
	431,830	433,542
NET LOSS	$ (34,679)	$ (50,154)

PARTNERS' EQUITY (DEFICIT)

	General Partner	Limited Partners	Total
BALANCE (DEFICIT), DECEMBER 31, 2004	$ 28,485	$ (85,362)	$ (56,877)
Distributions	(24,500)	-	(24,500)
Net loss	(502)	(49,652)	(50,154)
BALANCE (DEFICIT), DECEMBER 31, 2005	3,483	(135,014)	(131,531)
Distributions	(24,000)	-	(24,000)
Net loss	(347)	(34,332)	(34,679)
DEFICIT, DECEMBER 31, 2006	$ (20,864)	$ (169,346)	$ (190,210)

See Notes to Financial Statements

WESTGATE APARTMENTS LIMITED PARTNERSHIP
STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2006 AND 2005

	2006	2005
OPERATING ACTIVITIES		
Net loss	$ (34,679)	$ (50,154)
Charges and credits to net loss not affecting cash		
Depreciation	83,158	81,082
Amortization	5,235	5,234
Deferred insurance proceeds	280,561	-
Change in assets and liabilities		
Accounts receivable	4,377	(3,426)
Prepaid insurance	-	10,398
Tenant security deposits	(1,945)	730
Accounts payable	(4,760)	553
Tenant security deposits payable	1,878	(1,855)
Accrued expenses	(860)	626
NET CASH FROM OPERATING ACTIVITIES	332,965	43,188
INVESTING ACTIVITIES		
Net disbursements from (deposits to) construction escrow	2,637	(2)
Net disbursements from replacement reserve	1,098	7,467
Net deposits to tax and insurance escrow	(332)	(5,032)
Purchase of property and equipment	(360,046)	(2,065)
NET CASH FROM (USED FOR) INVESTING ACTIVITIES	(356,643)	368
FINANCING ACTIVITIES		
Principal payments on special assessments payable	(1,385)	(1,139)
Principal payments on mortgage note payable	(15,534)	(15,073)
Net advances from related party	60,000	-
Partner distributions	(24,000)	(24,500)
NET CASH FROM (USED FOR) FINANCING ACTIVITIES	19,081	(40,712)
NET CHANGE IN CASH	(4,597)	2,844
CASH AT BEGINNING OF YEAR	12,471	9,627
CASH AT END OF YEAR	$ 7,874	$ 12,471

(continued on next page)

	2006	2005
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION		
Cash payments for interest	$ 126,846	$ 126,158
SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITIES		
Increase in land improvements due to change in special assessments	$ 2,467	$ -

NOTE 1 - PRINCIPAL ACTIVITY AND SIGNIFICANT ACCOUNTING POLICIES

Principal Activity

Westgate Apartments Limited Partnership (Partnership) was formed on September 5, 1990, as a limited partnership under the laws of the state of North Dakota and shall continue until December 31, 2042, unless dissolved or terminated at an earlier date. It was formed for the purpose of owning and operating a 60-unit multifamily housing project in Bismarck, North Dakota, for families with low or moderate income. Substantially all of the Partnership's income is derived from the rental of its apartment units. Additionally, all units within this project are subject to the contract restrictions regarding rental charges and other operating policies under the Low Income Housing Tax Credit program.

Personal Assets and Liabilities

In accordance with the generally accepted method of presenting partnership financial statements, the financial statements do not include the personal assets and liabilities of the partners, including their obligations for income taxes on the net income of the Partnership or their right to a refund based on its net loss.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Financing Costs

Financing costs incurred in connection with financing the project have been capitalized. The Partnership is amortizing the financing costs over the ten-year term of the financing obtained. The straight-line method of amortization is used.

Depreciation

Depreciation of property and equipment is computed using the straight-line method over the following estimated useful lives:

Building and improvements	5-27 years
Equipment and furnishings	5-7 years

Partners' Equity

Terms of the partnership agreement provide that MetroPlains Acquisition, Corp. is the general partner, Boston Financial Qualified Housing Limited Partnership is an Investor limited partner, and SLP, Inc. is a special limited partner.

(continued on next page)

Advertising

Advertising costs are expensed as incurred. Advertising expense totaled $4,270 and $6,717 for the years ended December 31, 2006 and 2005, respectively.

NOTE 2 - RELATED PARTY TRANSACTIONS

Management Fees

The Partnership paid management fees of 5% of the gross monthly rental amount in 2006 and 2005 to MetroPlains Management, LLC, a management company affiliated with the general partner. Management fees amounted to $19,692 and $19,142 in 2006 and 2005, respectively.

Reimbursed Expenses

During 2006 and 2005, the Partnership reimbursed MetroPlains Management, LLC, $50,335 and $47,990, respectively, for payroll and other expenses.

General Partner Advances

At December 31, 2006, the Partnership owed $60,000 to MetroPlains Acquisition, Inc. for cash advances made to the Partnership to pay for repairs made to the project that were in excess of insurance proceeds received (Note 8).

Distributions

During 2006 and 2005, the Partnership paid distributions of $24,500 and $24,000, respectively, to the general partner.

NOTE 3 - RESTRICTED DEPOSITS AND FUNDED RESERVES

	2006	2005
Tax and insurance escrow	$ 54,939	$ 54,607
Replacement reserve	14,177	15,275
Construction escrow	-	2,637
	$ 69,116	$ 72,519

Tax and Insurance Escrow

Pursuant to the mortgage agreement, the Partnership is required to establish a tax and insurance escrow and contribute to the account monthly an amount equal to 1/12 of the estimated annual real estate taxes and insurance premiums.

Replacement Reserve

Pursuant to the partnership agreement, the Partnership is required to establish a replacement reserve account and contribute to the account $200 per year per unit. The account is to be used for capital expenditures.

(continued on next page)

Replacement reserve activity for the years ended December 31, 2006 and 2005 is as follows:

	2006	2005
Balance, January 1	$ 15,275	$ 22,742
Deposits	23,815	14,400
Withdrawals	(24,926)	(21,893)
Interest earned	13	26
Balance, December 31	$ 14,177	$ 15,275

NOTE 4 - PROPERTY AND EQUIPMENT

	2006	2005
Land and improvements	$ 287,039	$ 284,572
Building and improvements	2,473,185	2,113,139
Equipment and furnishings	74,666	74,666
	2,834,890	2,472,377
Accumulated depreciation	(1,238,401)	(1,155,243)
	$ 1,596,489	$ 1,317,134

NOTE 5 - MORTGAGE NOTE PAYABLE

The Partnership financed its mortgage through an 8.3 percent mortgage totaling $1,552,000. The terms of the mortgage note payable require monthly payments of $11,714, including interest, to October 2010. The mortgage also requires monthly reserve for replacement payments of $1,200, plus tax and insurance payments (Note 3). The mortgage is secured by substantially all Partnership assets and an assignment of rents. As of December 31, 2006 and 2005, the balance on the mortgage note payable was $1,472,286 and $1,487,820, respectively.

Mortgage note payable maturities are as follows: 2007 - $20,339; 2008 - $22,093; 2009 - $23,998; 2010 - $1,405,856.

NOTE 6 - LOW INCOME HOUSING TAX CREDIT RESTRICTIONS

The Partnership is subject to rent and tenant restrictions based on IRS Code Section 42, Low Income Housing Tax Credit. The restrictions are administered by the North Dakota Housing Finance Agency. The contract contains the following restrictions:

- 46 units are rent restricted and to be occupied by individuals whose income is 60 percent or less of area median income.
- 14 units are rent restricted and to be occupied by individuals whose income is 50 percent or less of area median income.

(continued on next page)

NOTE 7 - PARTNERS' EQUITY

A summary of the Partners' ownership is shown below. Reference should be made to the partnership agreement for additional information on allocations to partners.

Partners	Loss Percentages	Profit and Ownership Percentages
General		
MetroPlains Acquisition, Corp.	1.00%	50.50%
Special Limited		
SLP, Inc.	0.00%	0.00%
Investment Limited		
Boston Financial Qualified Housing Limited Partnership (BFQH)	99.00%	49.50%
	100.00%	100.00%

NOTE 8 - INSURANCE PROCEEDS

During 2006, the Partnership received insurance proceeds of approximately $280,561 for damages caused by hail during 2005. The Partnership incurred $353,719 for repairs and for additional improvements in 2006.

NOTE 9 – SUBSEQUENT EVENTS

In February 2007, the Investment Limited Partner and the Special Limited Partner assigned it limited partnership interests to MetroPlains Acquisition, Corp. and MetroPlains Properties, Inc.

In addition, the Partnership entered into an agreement to sell the project to a related party.

WESTGATE APARTMENTS LIMITED PARTNERSHIP

WESTGATE APARTMENTS LIMITED PARTNERSHIP
SCHEDULES OF MAINTENANCE AND OPERATING, UTILITIES, ADMINISTRATIVE, TAXES AND INSURANCE, AND INTEREST EXPENSES
YEARS ENDED DECEMBER 31, 2006 AND 2005

	2006	2005
MAINTENANCE AND OPERATING		
Maintenance and repairs	$ 50,543	$ 55,514
Painting and decorating	3,575	2,884
Snow removal	793	188
Grounds	1,103	765
Other contract services	832	874
	$ 56,846	$ 60,225
UTILITIES		
Electricity	$ 5,256	$ 5,018
Water and sewer	16,162	13,742
Gas and oil	26,399	30,028
Trash removal	2,579	2,579
	$ 50,396	$ 51,367
ADMINISTRATIVE		
Management fees	$ 19,692	$ 19,142
Site manager payroll	20,462	19,660
Accounting	3,685	3,588
Legal	-	427
Bad debts	1,437	-
Advertising and marketing	4,270	6,717
Office supplies	1,667	1,720
Telephone and answering service	790	872
Other administrative	480	721
	$ 52,483	$ 52,847
TAXES AND INSURANCE		
Real estate taxes	$ 43,137	$ 43,945
Other taxes, licenses, and permits	1,625	2,008
Insurance	12,335	10,695
	$ 57,097	$ 56,648
INTEREST		
Interest	$ 126,568	$ 126,083
Interest - security deposits	47	56
	$ 126,615	$ 126,139

GPFAX

From: Eva Clarke

Sent: Wednesday, May 02, 2007 4:54 PM

To: GPFAX

Subject: FW: Final financial statement for Westgate Apartments LP is attached. Thanks

Eva Clarke
MMA Financial
101 Arch Street
Boston, MA 02110-1106
T 617-488-3426
F 617-346-7817; GPFAX@MMAfin.com

From: Bev Potter [mailto:BPotter@eidebailly.com]
Sent: Wednesday, May 02, 2007 4:50 PM
To: Eva Clarke; lolson@metroplains.com
Cc: Aaron Ness
Subject: Final financial statement for Westgate Apartments LP is attached. Thanks

Bev Potter
Administrative Assistant
Eide Bailly LLP
1050 E Interstate Ave
Bismarck, ND 58503

Ph 701.255.8455
Fx 701.224.1582
www.eidebailly.com

PEOPLE. PRINCIPLES. POSSIBILITIES.
